UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07896

GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GAMCO Vertumnus Fund

Annual Report — December 31, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Vertumnus Fund declined 6.9% compared with decreases of 5.7% and 7.6% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

In the face of a number of macro shocks and increased global uncertainty, convertibles the world over underperformed in 2011. Convertible returns generally moved in tandem with their respective equity markets throughout the year. The combination of this year’s major events: the earthquake and nuclear disaster in Fukushima, the political brinksmanship over the debt ceiling in the U.S. which led to the country losing its AAA rating, and the ongoing European sovereign debt crisis, combined to make this an especially harsh period for the asset class. The combination of major negative events, headline driven volatility of markets, and credit spread widening all worked to drive convertibles lower.

After outperforming in 2010, the U.S. convertibles market declined in 2011, losing 5.2% on a total return basis, trailing the Dow Jones Industrials Average, S&P 500, Russell 1000, U.S. Treasuries, and both high grade and high yield corporate bonds.

Summarizing constituent performance for 2011 by quality, size, and type, using component data from Barclay’s Convertibles Index, reveals the following: on a ratings basis, investment grade converts outperformed speculative grade (high yield and non-rated) converts by a wide margin. This performance was likely attributable to the widening of credit spreads, especially during periods of extreme market volatility such as the third quarter. By market capitalization, convertible securities of mid cap companies had 2011 total returns of (2.4)%, suffering less than both large caps and small caps, which were down (7.2)% and (4.6)%, respectively. A comparison by convertible type style shows that cash-pay and preferreds fared better than both zero coupon and mandatories in 2011.

Selected holdings that contributed positively to performance in 2011 were Merck & Co. (2.0% of net assets as of December 31, 2011), the second largest healthcare company in the world; Pfizer Inc., (1.1%), the world’s largest pharmaceutical company; and Roche Holdings (2.3%) based in Switzerland, one the world’s leading healthcare companies. Some of our weaker performing stocks during the year were JPMorgan Chase & Co., a leading financial services firm, and Telekom Austria (0.4%), the largest communications company in Austria.

We appreciate your confidence and trust.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (2/3/94)
Class AAA (GAGCX)	(6.88)%	(1.92)%	3.21%	4.15%
Bank Of America Merrill Lynch Global 300 Convertible Index	(5.67)	2.83	5.97	6.18	(d)
MSCI World Free Index	(7.63)	(4.43)	1.66	3.51	(e)
Lipper Convertible Securities Fund Average	(5.23)	2.56	5.10	6.89
Class A (GAGAX)	(6.65)	(1.86)	3.27	4.17
With sales charge (b)	(12.02)	(3.01)	2.66	3.83
Class C (GACCX)	(7.55)	(2.72)	2.46	3.71
With contingent deferred sales charge (c)	(8.47)	(2.72)	2.46	3.71
Class I (GAGIX)	(6.37)	(1.68)	3.34	4.22

In the current prospectus dated April 29, 2011, the gross expense ratios for Class AAA, A, C, and I Shares are 2.87%, 2.87%, 3.62%, and 2.62%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. Class AAA and Class I Shares do not have a sales charge. See page 9 for the expense ratios for the year ended December 31, 2011. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Free Index is an unmanaged free float adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.
(e)	MSCI World Free Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO VERTUMNUS FUND (CLASS AAA SHARES), LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD FREE INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The GAMCO Vertumnus Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Vertumnus Fund
Actual Fund Return
Class AAA	$1,000.00	$ 924.60	2.02%	$ 9.80
Class A	$1,000.00	$ 924.70	2.01%	$ 9.75
Class C	$1,000.00	$ 920.70	2.76%	$ 13.36
Class I	$1,000.00	$ 926.20	1.77%	$ 8.59
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.02	2.02%	$ 10.26
Class A	$1,000.00	$1,015.07	2.01%	$ 10.21
Class C	$1,000.00	$1,011.29	2.76%	$ 13.99
Class I	$1,000.00	$1,016.28	1.77%	$ 9.00

* Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The GAMCO Vertumnus Fund

Telecommunications	15.2%
Metals and Mining	12.5%
Computer Hardware	12.1%
Health Care	12.1%
Energy and Utilities	11.6%
Financial Services	8.3%
Diversified Industrial	6.5%
Commercial Services	5.1%
Business Services	3.6%
Aerospace	2.2%

Consumer Products	1.9%
Electronics	1.8%
Computer Software and Services	1.8%
Aviation	1.4%
Entertainment	1.3%
Food and Beverage	1.0%
U.S. Government Obligations	0.9%
Retail	0.7%
Broadcasting	0.0%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The GAMCO Vertumnus Fund

Schedule of Investments — December 31, 2011

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 85.3%
	Aviation — 1.4%
$50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	$50,000	$77,000

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Sub. Deb. Cv., Escrow, 4.000%, 02/11/20† (a)	0	0

	Business Services — 3.6%
200,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	189,036	203,250

	Commercial Services — 5.1%
300,000	The Providence Service Corp., Sub. Deb. Cv., 6.500%, 05/15/14	281,186	289,500

	Computer Hardware — 12.1%
700,000	SanDisk Corp., Cv., 1.000%, 05/15/13 (b)	598,801	685,125

	Computer Software and Services — 1.8%
100,000	Mentor Graphics Corp., Sub. Deb. Cv., 4.000%, 04/01/31 (c)	99,005	101,625

	Consumer Products — 1.9%
400,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17	318,464	107,000

	Diversified Industrial — 6.5%
200,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	168,108	181,250
200,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (c)	200,000	190,000

		368,108	371,250

	Electronics — 0.9%
52,000	Advanced Micro Devices Inc., Cv., 5.750%, 08/15/12	49,414	52,780

	Energy and Utilities — 10.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	350,000	366,625
300,000	JA Solar Holdings Co. Ltd., Cv., 4.500%, 05/15/13	294,471	222,000

		644,471	588,625

	Entertainment — 1.3%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	50,000	72,125

	Financial Services — 7.8%
200,000	CompuCredit Holdings Corp., Cv., 3.625%, 05/30/25	100,643	197,000
250,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	250,000	246,875

		350,643	443,875

Principal Amount			Cost	Market Value

		Health Care — 6.7%
$400,000		Chemed Corp., Cv., 1.875%, 05/15/14	$374,880	$377,000

		Metals and Mining — 12.5%
100,000		Alcoa Inc., Cv., 5.250%, 03/15/14	100,000	151,750
200,000		Kinross Gold Corp., Cv., 1.750%, 03/15/28 (c)	202,111	196,250
250,000		Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17 (b)	328,551	361,875

			630,662	709,875

		Telecommunications — 13.3%
450,000		NII Holdings Inc., Cv., 3.125%, 06/15/12	447,679	455,063
20,000,000	(d)	Softbank Corp., Cv., 1.500%, 03/31/13	239,403	300,284

			687,082	755,347

		TOTAL CONVERTIBLE CORPORATE BONDS	4,691,752	4,834,377

		CORPORATE BONDS — 1.9%
		Energy and Utilities — 1.2%
200,000		Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	130,168	70,000

		Retail — 0.7%
1,900,000		The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12†	33,250	38,000

		TOTAL CORPORATE BONDS	163,418	108,000

Shares

		COMMON STOCKS — 11.9%
		Aerospace — 2.2%
1,000		Goodrich Corp.	120,875	123,700

		Electronics — 0.9%
1,000		Netlogic Microsystems Inc.†	48,164	49,570

		Financial Services — 0.5%
500		Royal Bank of Canada	27,160	25,480

		Food and Beverage — 1.0%
1,000		Nestlé SA	54,883	57,490

		Health Care — 5.4%
3,000		Merck & Co. Inc.	102,332	113,100
3,000		Pfizer Inc.	54,795	64,920
3,000		Roche Holding AG, ADR	112,245	127,650

			269,372	305,670

See accompanying notes to financial statements.

5

The GAMCO Vertumnus Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Telecommunications — 1.9%
1,000	AT&T Inc.	$28,721	$30,240
2,000	Telekom Austria AG	25,486	23,912
2,000	Vodafone Group plc, ADR	51,310	56,060

		105,517	110,212

	TOTAL COMMON STOCKS	625,971	672,122

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.9%
$50,000	U.S. Treasury Bill, 0.035%††, 05/17/12	49,993	49,994

	TOTAL INVESTMENTS — 100.0%	$5,531,134	5,664,493

	Other Assets and Liabilities (Net) — 0.0%		(1,266)

	NET ASSETS — 100.0%		$5,663,227

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the fair valued security had no market value.
(b)	Securities, or a portion thereof, with a market value of $974,625 were pledged as collateral for securities sold on short sales during the year.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $487,875 or 8.61% of net assets.
(d)	Principal amount denoted in Japanese Yen.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

6

The GAMCO Vertumnus Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $5,531,134)	$5,664,493
Foreign currency, at value (cost $1)	1
Cash	4,725
Receivable for Fund shares sold	1,632
Receivable from Adviser	10,934
Dividends and interest receivable	46,632
Prepaid expense	19,524

Total Assets	5,747,941

Liabilities:
Payable to broker	620
Payable for Fund shares redeemed	29,727
Payable for distribution fees	1,236
Payable for shareholder communications expenses	23,285
Payable for legal and audit fees	19,278
Other accrued expenses	10,568

Total Liabilities	84,714

Net Assets (applicable to 1,517,271 shares outstanding)	$5,663,227

Net Assets Consist of:
Paid-in capital	$7,316,647
Accumulated net investment income	2,657
Accumulated net realized loss on investments, securities sold short, and foreign currency transactions	(1,789,398)
Net unrealized appreciation on investments	133,359
Net unrealized depreciation on foreign currency translations	(38)

Net Assets	$5,663,227

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,269,216 ÷ 1,410,999 shares outstanding; 75,000,000 shares authorized)	$3.73

Class A:
Net Asset Value and redemption price per share ($297,085 ÷ 79,244 shares outstanding; 50,000,000 shares authorized)	$3.75

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$3.98

Class C:
Net Asset Value and offering price per share ($41,539 ÷ 12,254 shares outstanding; 25,000,000 shares authorized)	$3.39 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($55,387 ÷ 14,774 shares outstanding; 25,000,000 shares authorized)	$3.75

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $1,797)	$33,585
Interest	311,243

Total Investment Income	344,828

Expenses:
Investment advisory fees	73,175
Distribution fees – Class AAA	16,091
Distribution fees – Class A	1,760
Distribution fees – Class C	1,204
Shareholder communications expenses	49,253
Custodian fees	35,341
Registration expenses	28,183
Shareholder services fees	17,282
Legal and audit fees	11,644
Directors’ fees	1,948
Interest expense	1,464
Miscellaneous expenses	10,738

Total Expenses	248,083

Less:
Expenses reimbursed by Adviser (See Note 3)	(99,508)

Total Reimbursements	(99,508)

Net Expenses	148,575

Net Investment Income	196,253

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	217,418
Net realized gain on securities sold short	46,859
Net realized loss on foreign currency transactions	(54)

Net realized gain on investments, securities sold short, and foreign currency transactions	264,223

Net change in unrealized appreciation/depreciation:
on investments	(876,172)
on foreign currency translations	(55)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(876,227)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	(612,004)

Net Decrease in Net Assets Resulting from Operations	$(415,751)

See accompanying notes to financial statements.

7

The GAMCO Vertumnus Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$196,253	$187,336
Net realized gain on investments, securities sold short, and foreign currency transactions	264,223	50,517
Net change in appreciation/depreciation on investments and foreign currency translations	(876,227)	1,082,289

Net Increase/(Decrease) in Net Assets Resulting from Operations	(415,751)	1,320,142

Distributions to Shareholders:
Net investment income
Class AAA	(177,101)	(199,211)
Class A	(15,427)	(17,989)
Class B*	—	(33)
Class C	(2,326)	(3,686)
Class I	(1,859)	(1,777)

Total Distributions to Shareholders	(196,713)	(222,696)

Capital Share Transactions:
Class AAA	(2,196,773)	(672,695)
Class A	(773,043)	589,714
Class B*	(1,671)	33
Class C	(113,913)	(21,895)
Class I	(8,827)	(5,991)

Net Decrease in Net Assets from Capital Share Transactions	(3,094,227)	(110,834)

Redemption Fees	12	—

Net Increase/(Decrease) in Net Assets	(3,706,679)	986,612
Net Assets:
Beginning of period	9,369,906	8,383,294

End of period (including undistributed net investment income of $2,657 and $0, respectively)	$5,663,227	$9,369,906

*	Class B Shares were fully redeemed and closed on July 5, 2011.

See accompanying notes to financial statements.

8

The GAMCO Vertumnus Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment (c)	Dividend Expense on Securities Sold Short	Portfolio Turnover Rate
Class AAA
2011	$4.13	$0.11	$(0.39)	$(0.28)	$(0.12)	—	—	$(0.12)	$0.00	$3.73	(6.9)%	$5,269	2.72%	3.38%	2.02%	—	45%
2010	3.64	0.08	0.51	0.59	(0.10)	—	—	(0.10)	—	4.13	16.3	8,018	2.11	2.87	2.02	0.01%	68
2009	2.62	0.12	1.03	1.15	(0.13)	—	—	(0.13)	0.00	3.64	44.7	7,681	3.87	3.37	2.04	—	62
2008	4.77	0.08	(2.11)	(2.03)	(0.12)	—	—	(0.12)	0.00	2.62	(43.2)	4,000	1.88	3.38	2.02	—	110
2007	5.48	(0.04)	0.16	0.12	(0.19)	$(0.51)	$(0.13)	(0.83)	0.00	4.77	2.1	9,294	(0.70)	2.46	2.12	—	141
Class A
2011	$4.14	$0.10	$(0.37)	$(0.27)	$(0.12)	—	—	$(0.12)	$0.00	$3.75	(6.7)%	$297	2.47%	3.38%	2.02%	—	45%
2010	3.65	0.08	0.51	0.59	(0.10)	—	—	(0.10)	—	4.14	16.3	1,115	2.16	2.87	2.02	0.01%	68
2009	2.63	0.12	1.03	1.15	(0.13)	—	—	(0.13)	0.00	3.65	44.5	472	3.71	3.37	2.04	—	62
2008	4.78	0.10	(2.13)	(2.03)	(0.12)	—	—	(0.12)	0.00	2.63	(43.1)	196	2.78	3.38	2.02	—	110
2007	5.49	(0.04)	0.16	0.12	(0.19)	$(0.51)	$(0.13)	(0.83)	0.00	4.78	2.1	57	(0.69)	2.45	2.12	—	141
Class C
2011	$3.76	$0.07	$(0.35)	$(0.28)	$(0.09)	—	—	$(0.09)	$0.00	$3.39	(7.6)%	$42	1.82%	4.13%	2.77%	—	45%
2010	3.33	0.05	0.45	0.50	(0.07)	—	—	(0.07)	—	3.76	15.1	166	1.33	3.62	2.77	0.01%	68
2009	2.41	0.09	0.94	1.03	(0.11)	—	—	(0.11)	0.00	3.33	43.5	162	2.96	4.12	2.79	—	62
2008	4.43	0.04	(1.94)	(1.90)	(0.12)	—	—	(0.12)	0.00	2.41	(43.6)	86	1.11	4.13	2.77	—	110
2007	5.19	(0.09)	0.16	0.07	(0.19)	$(0.51)	$(0.13)	(0.83)	0.00	4.43	1.2	82	(1.65)	3.19	2.87	—	141
Class I
2011	$4.14	$0.12	$(0.38)	$(0.26)	$(0.13)	—	—	$(0.13)	$0.00	$3.75	(6.4)%	$55	3.01%	3.13%	1.77%	—	45%
2010	3.66	0.09	0.50	0.59	(0.11)	—	—	(0.11)	—	4.14	16.4	69	2.37	2.62	1.77	0.01%	68
2009	2.63	0.13	1.04	1.17	(0.14)	—	—	(0.14)	0.00	3.66	45.2	67	3.97	3.12	1.79	—	62
2008(d)	4.62	0.08	(1.95)	(1.87)	(0.12)	—	—	(0.12)	0.00	2.63	(41.2)	29	2.14 (e)	3.13 (e)	1.77 (e)	—	110

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the years ended December 31, 2011, 2010, 2008, and 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.01%, 2.00%, and 2.00% (Class AAA and Class A), 2.75%, 2.76%, 2.75%, and 2.75% (Class C), 1.75%, 1.76%, and 1.75% (Class I), respectively. For the year ended December 31, 2009, the effect of the interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

9

The GAMCO Vertumnus Fund

Notes to Financial Statements

1.  Organization.  Effective February 7, 2011, the Fund changed its name to The GAMCO Vertumnus Fund from the GAMCO Global Convertible Securities Fund, with a corresponding change in the name of each of its Classes of Shares. Coincident with the Board’s approval of these name changes, the Board also adopted a change to one of the Fund’s non-fundamental investment policies in order to give the portfolio manager enhanced investment management flexibility. Consequently, the Fund is no longer required to invest at least 40% of its total net assets in non-U.S. securities or related investments thereof, but the Fund will continue to invest in securities of issuers, or related investments thereof, located in at least three countries.

The GAMCO Vertumnus Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

10

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$4,834,377	$0	$4,834,377
Corporate Bonds (a)	—	108,000	—	108,000
Common Stocks (a)	$672,122	—	—	672,122
U.S. Government Obligations	—	49,994	—	49,994
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$672,122	$4,992,371	$0	$5,664,493

(a) Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

At December 31, 2010, the market value of Level 2 securities was $7,183,469, or 81.06% of total investments. The Providence Service Corp. convertible corporate bond was appropriately listed as a Level 1 security at that time. However, the security did not trade on December 30, 2011 and was valued at the most recently available price, resulting in a transfer of the bond to a Level 2 security. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the year amounted to $300,000, or 5.30% of total investments.

The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements

11

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2011, there were no short sales outstanding.

12

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at December 31, 2011. For the restricted securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

13

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund and timing differences. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, adjustments on investments in hybrid securities, and conversion of premiums from securities sold. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $10,038 and increase accumulated net realized loss on investments, securities sold short, and foreign currency transactions by $10,038.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income	$196,713	$222,696

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

14

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,789,374)
Undistributed ordinary income	5,429
Net unrealized appreciation on investments and foreign currency translations	130,525

Total	$(1,653,420)

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,409,463
Capital Loss Carryforward Available through 2017	379,911

Total Capital Loss Carryforwards	$1,789,374

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $254,185.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, adjustments on income from investments in defaulted securities, and taxable bond premiums added back for current and prior years.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$5,533,930	$500,002	$(369,439)	$130,563

15

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2013, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2011, the Adviser reimbursed the Fund in the amount of $99,508. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreements are renewable annually. At December 31, 2011, the cumulative amount which the Fund may repay the Adviser is $175,614.

For the year ended December 31, 2010, expiring December 31, 2012	$76,106
For the year ended December 31, 2011, expiring December 31, 2013	99,508

$175,614

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

16

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $3,175,983 and $4,618,746, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $1,869 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $1,027 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2011.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2011 was $71,860 with a weighted average interest rate of 1.44%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $908,000.

8.  Capital Stock.  The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a front-end sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B shares were fully redeemed on July 5, 2011. Class C Shares are subject to a 1.00% CDSC for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2011 amounted to $12. There were no redemption fees retained by the Fund during the year ended December 31, 2010. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs

17

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	200,889	$820,736	1,209,301	$4,645,361
Shares issued upon reinvestment of distributions	41,264	160,875	47,458	187,767
Shares redeemed	(774,668)	(3,178,384)	(1,421,079)	(5,505,823)

Net decrease	(532,515)	$(2,196,773)	(164,320)	$(672,695)

Class A
Shares sold	88,466	$364,309	215,094	$883,882
Shares issued upon reinvestment of distributions	1,582	6,268	1,890	7,577
Shares redeemed	(280,211)	(1,143,620)	(76,753)	(301,745)

Net increase/(decrease)	(190,163)	$(773,043)	140,231	$589,714

Class B*
Shares issued upon reinvestment of distributions	5	$17	9	$33
Shares redeemed	(460)	(1,688)	—	—

Net increase/(decrease)	(455)	$(1,671)	9	$33

Class C
Shares sold	38,267	$132,535	27,328	$94,614
Shares issued upon reinvestment of distributions	631	2,276	759	2,743
Shares redeemed	(70,700)	(248,724)	(32,721)	(119,252)

Net decrease	(31,802)	$(113,913)	(4,634)	$(21,895)

Class I
Shares sold	946	$3,922	1,957	$7,844
Shares issued upon reinvestment of distributions	469	1,829	440	1,752
Shares redeemed	(3,422)	(14,578)	(3,931)	(15,587)

Net decrease	(2,007)	$(8,827)	(1,534)	$(5,991)

* Class B Shares were fully redeemed on July 5, 2011.

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

18

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The GAMCO Vertumnus Fund

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of

GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Vertumnus Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Vertumnus Fund, one of the series of GAMCO Global Series Funds, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2012

20

The GAMCO Vertumnus Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2011, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.  The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the Fund’s portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance.  The Independent Board Members reviewed the short and medium-term performance of the Fund against a peer group of convertible securities funds, noting that the Fund’s performance for the one, three, and five year periods was poor. The Independent Board Members also acknowledged the limitations of the peer group selected because there was only one other dedicated global convertible fund in the peer group.

Profitability.  The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members also noted that affiliated brokers of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale.  The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale.  The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons.  The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of convertible securities funds and noted that the Adviser’s advisory fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios, after voluntary expense reimbursements, were significantly higher than and the Fund’s size was significantly lower than average within this group. The Independent Board Members also noted that all but one of the peer group were domestic convertible funds, thereby limiting the usefulness of peer group comparisons. The Independent Board Members compared the advisory fee for other funds managed by the Adviser and noted that neither the Adviser nor any of its affiliates manage other global convertible securities accounts.

Conclusions.  The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, but had a relatively poor performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

21

The GAMCO Vertumnus Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Vertumnus Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
John D. Gabelli Director Age: 67	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 72	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 76	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—
Arthur V. Ferrara Director Age: 81	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
Werner J. Roeder, MD Director Age: 71	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 77	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Director Age: 66	Since 2004	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

22

The GAMCO Vertumnus Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.119, $0.118, $0.037, $0.089, and $0.130 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended December 31, 2011, 5.44% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 17.14% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 88.29% of the ordinary income distributions as qualified interest income pursuant to the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during 2011 which was derived from U.S. Treasury securities was 0.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 0.88%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

23

GAMCO Global Series Funds, Inc.

The GAMCO Vertumnus Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Vertumnus Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q411AR

GAMCO

The

GAMCO

Vertumnus

Fund

ANNUAL REPORT

DECEMBER 31, 2011

The GAMCO Global Growth Fund

Annual Report — December 31, 2011

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three and five year periods ended December 31, 2011 among 697, 697, and 490 World Stock funds, respectively. Morningstar RatingTM is based on risk adjusted returns.

Caesar Bryan

Howard F. Ward, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund declined 4.2% compared with a decrease of 7.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

For all of 2011, only three of the twenty-four major national indices provided positive returns, led by Ireland (+13.7%). New Zealand (+5.5%) was the second best performer, followed by the U.S. (+1.4%). Greece (-62.8%) had the worst performance of the year, followed by Austria (-36.4%), Finland (-31.9%), Israel (-28.0%), Italy (-23.2%), Portugal
(-23.1%), Germany (-18.1%), Singapore (-17.9%), France (-16.9%), Hong Kong, Denmark and Sweden (-16.0%), Japan
(-14.3%), Canada (-12.7%), Spain (-12.3%), the Netherlands (-12.1%), Australia (-11.0%), Belgium (-10.6%), Norway
(-10.0%), Switzerland (-6.8%) and the United Kingdom (-2.6%). Among the twenty-one emerging market countries, only Indonesia (+4.0%) posted a positive yearly result. All four of the largest emerging markets posted yearly declines. The worst performer was India (-38.0%), followed by Brazil (-24.9%), Russia (-20.9%), and China (-20.3%).

Performance for the year was dampened by the Fund’s investment in gold mining shares, which failed to keep pace with the rising price of gold bullion. The Fund was also hurt by its overweight in Energy shares, as the price of oil rose sharply in the first four months of the year and then fell precipitously, hurting oil centric holdings. Meanwhile, the price of natural gas failed to sustain a rally, weighing on the Fund’s natural gas holdings. The Fund’s underweight in the Consumer Discretionary stocks penalized results for the year.

The list of fifteen largest detractors from performance for the year is dominated by energy and gold mining shares. In Energy, the list includes Suncor Energy Inc. (2.2% of net assets as of December 31, 2011), Hess Corp. (0.9%), and Ultra Petroleum Corp. (0.4%). The gold miners were Agnico-Eagle Mines Ltd., Barrick Gold Corp., and Freeport-McMoRan Copper & Gold Inc. (0.5%). Producer Durables that hurt the most were PACCAR Inc. (0.6%), Schneider Electric (0.8%), and Siemens (1.5%). Rounding out the most negative fifteen detractors are The Mosaic Co. (1.0%), Xstrata (0.6%), Cheung Kong Holdings (0.5%), Swire Pacific Ltd. (1.0%), Christian Dior (1.4%), and The Swatch Group (1.6%).

Our investments in Technology, Consumer Discretionary, and Consumer Staples made the largest positive contribution to performance for the year. Apple Inc. (4.1%) made the largest single contribution, as it was our largest holding; Google Inc. (2.8%), another top five holding and IBM Corp (1.1%), a bellwether technology company, also made the list of top fifteen contributors. Our biggest Consumer Discretionary contributors were Starbucks Corp. (1.1%), NIKE Inc. (1.1%), and Home Depot (0.8%). Diageo (2.0%) and The Coca-Cola Company (1.7%) anchored the contribution from Consumer Staples. Rounding out the top fifteen were Visa Inc. (1.1%), MasterCard Company (0.8%), Continental Resources, Precision Castparts Corp. (1.4%), Chesapeake Energy, ITT, and Brigham Exploration.

We appreciate your confidence and trust.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (2/7/94)
Class AAA (GICPX)	(4.23)%	0.54%	4.35%	7.89%
MSCI AC World Free Index	(6.95)	(1.35)	4.77	N/A
Lipper Global Large Cap Growth Fund Average	(6.68)	(1.48)	3.02	N/A
Class A (GGGAX)	(4.19)	0.55	4.35	7.90
With sales charge (b)	(9.70)	(0.63)	3.73	7.54
Class C (GGGCX)	(4.92)	(0.21)	3.55	7.36
With contingent deferred sales charge (c)	(5.87)	(0.21)	3.55	7.36
Class I (GAGIX)	(3.94)	0.77	4.47	7.96

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, C, and I Shares are 1.87%, 1.87%, 2.62%, and 1.62%, respectively. See page 10 for the expense ratios for the year ended December 31, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower for the periods starting prior to November 23, 2001, due to the additional expenses associated with the class of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large Cap Growth Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD FREE INDEX, AND LIPPER GLOBAL LARGE CAP GROWTH FUND AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 934.70	1.86%	$ 9.07
Class A	$1,000.00	$ 934.70	1.86%	$ 9.07
Class C	$1,000.00	$ 931.20	2.61%	$12.70
Class I	$1,000.00	$ 935.90	1.61%	$ 7.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.83	1.86%	$ 9.45
Class A	$1,000.00	$1,015.83	1.86%	$ 9.45
Class C	$1,000.00	$1,012.05	2.61%	$13.24
Class I	$1,000.00	$1,017.09	1.61%	$ 8.19

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The GAMCO Global Growth Fund

Consumer Staples	17.3%
Industrials	15.9%
Information Technology	14.8%
Energy	14.6%
Consumer Discretionary	14.2%

Health Care	10.0%
Materials	5.3%
Financials	4.8%
U.S. Government Obligations	3.3%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 96.9%
	CONSUMER STAPLES — 17.3%
7,000	Beam Inc.	$318,636	$358,610
4,000	Colgate-Palmolive Co.	321,180	369,560
5,300	Costco Wholesale Corp.	295,184	441,596
19,371	Danone	1,190,588	1,217,692
80,000	Davide Campari - Milano SpA	218,032	532,712
55,500	Diageo plc	926,227	1,212,274
6,000	Diageo plc, ADR	508,472	524,520
11,300	Mead Johnson Nutrition Co.	804,540	776,649
21,400	Nestlé SA	978,088	1,230,278
4,100	PepsiCo Inc.	260,424	272,035
9,456	Pernod-Ricard SA	724,159	877,004
46,000	Tesco plc	395,588	288,214
14,500	The Coca-Cola Co.	798,902	1,014,565
3,000	The Estee Lauder Companies Inc., Cl. A	289,775	336,960
6,000	The Procter & Gamble Co.	375,271	400,260
5,000	Whole Foods Market Inc.	303,512	347,900
11,100	Woolworths Ltd.	182,007	284,962

	TOTAL CONSUMER STAPLES	8,890,585	10,485,791

	INDUSTRIALS — 15.9%
4,000	C.H. Robinson Worldwide Inc.	271,882	279,120
4,500	Caterpillar Inc.	459,740	407,700
3,900	Cummins Inc.	385,533	343,278
8,000	Eaton Corp.	298,109	348,240
7,000	Emerson Electric Co.	356,369	326,130
3,700	FANUC Corp.	325,019	566,273
3,700	Flowserve Corp.	310,108	367,484
20,000	General Electric Co.	339,909	358,200
8,500	Honeywell International Inc.	372,908	461,975
39,000	Jardine Matheson Holdings Ltd.	1,038,818	1,834,950
5,100	Joy Global Inc.	390,556	382,347
15,000	Komatsu Ltd.	470,971	350,591
10,500	PACCAR Inc.	357,985	393,435
5,100	Precision Castparts Corp.	606,804	840,429
9,600	Schneider Electric SA	730,399	505,440
5,000	Secom Co. Ltd.	186,467	230,609
9,300	Siemens AG	912,722	889,979
3,300	Union Pacific Corp.	290,036	349,602
5,000	United Technologies Corp.	270,444	365,450

	TOTAL INDUSTRIALS	8,374,779	9,601,232

	INFORMATION TECHNOLOGY — 14.8%
6,200	Apple Inc.†	1,348,159	2,511,000
5,500	Canon Inc.	302,383	243,666
22,000	EMC Corp.†	486,996	473,880
2,600	Google Inc., Cl. A†	1,332,417	1,679,340
3,700	International Business Machines Corp.	453,961	680,356

Shares		Cost	Market Value

3,400	Keyence Corp.	$638,916	$819,852
1,300	MasterCard Inc., Cl. A	203,703	484,666
29,500	Microsoft Corp.	798,381	765,820
11,500	QUALCOMM Inc.	597,549	629,050
6,700	Visa Inc., Cl. A	474,435	680,251

	TOTAL INFORMATION TECHNOLOGY	6,636,900	8,967,881

	ENERGY — 14.6%
4,000	Cabot Oil & Gas Corp.	247,000	303,600
41,000	Cenovus Energy Inc.	1,519,853	1,361,200
10,500	ConocoPhillips	823,838	765,135
8,000	Continental Resources Inc.†	430,196	533,680
9,100	EOG Resources Inc.	914,981	896,441
8,000	Halliburton Co.	322,776	276,080
9,800	Hess Corp.	494,990	556,640
9,700	Occidental Petroleum Corp.	768,598	908,890
10,000	Saipem SpA	240,421	425,160
14,400	Schlumberger Ltd.	1,066,160	983,664
7,500	Southwestern Energy Co.†	325,665	239,550
47,000	Suncor Energy Inc.	2,011,058	1,355,010
8,000	Ultra Petroleum Corp.†	390,945	237,040

	TOTAL ENERGY	9,556,481	8,842,090

	CONSUMER DISCRETIONARY — 14.2%
600	Amazon.com Inc.†	41,899	103,860
11,000	CBS Corp., Cl. B, Non-Voting	300,773	298,540
7,400	Christian Dior SA	835,233	877,388
3,500	Coach Inc.	143,687	213,640
19,000	Comcast Corp., Cl. A, Special	441,624	447,640
18,014	Compagnie Financiere Richemont SA, Cl. A	721,035	911,152
9,000	DIRECTV, Cl. A†	450,561	384,840
9,800	Hennes & Mauritz AB, Cl. B	283,153	315,130
15,500	Johnson Controls Inc.	498,631	484,530
9,000	Macy’s Inc.	262,832	289,620
6,900	NIKE Inc., Cl. B	502,808	664,953
13,000	Nikon Corp.	312,574	289,489
500	priceline.com Inc.†	239,857	233,855
2,000	Ralph Lauren Corp.	107,888	276,160
14,700	Starbucks Corp.	551,013	676,347
11,000	The Home Depot Inc.	392,512	462,440
14,600	The Swatch Group AG	995,383	973,023
6,000	Tiffany & Co.	383,863	397,560
7,000	Viacom Inc., Cl. B	345,539	317,870

	TOTAL CONSUMER DISCRETIONARY	7,810,865	8,618,037

	HEALTH CARE — 10.0%
5,000	Abbott Laboratories	273,362	281,150
4,700	Allergan Inc.	388,946	412,378
6,700	Becton, Dickinson and Co.	525,607	500,624
6,600	Hisamitsu Pharmaceutical Co. Inc.	159,368	279,537

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
700	Intuitive Surgical Inc.†	$267,792	$324,107
11,000	Johnson & Johnson	733,850	721,380
10,000	Novartis AG, ADR	626,517	571,700
1,000	Novo Nordisk A/S, ADR	113,696	115,260
4,600	Novo Nordisk A/S, Cl. B	312,679	528,616
12,000	Roche Holding AG, ADR	478,130	510,600
2,600	Roche Holding AG, Genusschein	255,977	440,669
9,700	St. Jude Medical Inc.	411,911	332,710
9,100	Stryker Corp.	543,640	452,361
4,400	Takeda Pharmaceutical Co. Ltd.	214,043	193,218
6,000	Varian Medical Systems Inc.†	304,745	402,780

	TOTAL HEALTH CARE	5,610,263	6,067,090

	MATERIALS — 5.3%
6,950	Anglo American plc	272,680	256,772
6,000	BHP Billiton plc	95,357	174,944
6,000	E. I. du Pont de Nemours and Co.	278,954	274,680
7,800	Freeport-McMoRan Copper & Gold Inc.	372,471	286,962
9,000	Goldcorp Inc.	347,878	398,250
5,000	Monsanto Co.	253,690	350,350
3,300	Rio Tinto plc	104,593	160,152
12,000	The Mosaic Co.	692,337	605,160
40,000	Tokai Carbon Co. Ltd.	164,086	217,228
5,200	Vale SA, ADR	93,597	111,540
23,598	Xstrata plc	186,896	358,412

	TOTAL MATERIALS	2,862,539	3,194,450

	FINANCIALS — 4.8%
2,100	BlackRock Inc.	441,368	374,304
25,000	Cheung Kong (Holdings) Ltd.	386,389	297,427
1,533	China Life Insurance Co. Ltd., ADR	35,142	56,675
8,000	Julius Baer Group Ltd.†	276,686	312,914
17,300	Schroders plc	253,505	353,028
24,000	Standard Chartered plc	419,802	525,158
50,000	Swire Pacific Ltd., Cl. A	554,772	603,546
32,000	The Charles Schwab Corp.	489,437	360,320

	TOTAL FINANCIALS	2,857,101	2,883,372

	TOTAL COMMON STOCKS	52,599,513	58,659,943

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 3.3%
$1,990,000	U.S. Treasury Bills, 0.000% to 0.055%††, 03/08/12 to 06/14/12	1,989,772	1,989,776

	TOTAL INVESTMENTS — 100.2%	$54,589,285	60,649,719

	Other Assets and Liabilities (Net) — (0.2)%		(117,915)

	NET ASSETS — 100.0%		$60,531,804

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	64.6%	$39,181,966
Europe	24.9	15,088,189
Japan	5.2	3,190,464
Asia/Pacific	5.1	3,077,560
Latin America	0.2	111,540

	100.0%	$60,649,719

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $54,589,285)	$60,649,719
Receivable for Fund shares sold	1,088
Dividends receivable	95,821
Prepaid expense	31,337

Total Assets	60,777,965

Liabilities:
Payable to custodian	41,391
Payable for Fund shares redeemed	29,364
Payable for investment advisory fees	50,960
Payable for distribution fees	12,870
Payable for accounting fees	3,750
Payable for shareholder communications expenses	32,976
Payable for audit fees	31,267
Payable for shareholder services fees	14,925
Payable for legal fees	13,180
Other accrued expenses	15,478

Total Liabilities	246,161

Net Assets (applicable to 2,596,629 shares outstanding)	$60,531,804

Net Assets Consist of:
Paid-in capital	$52,583,963
Accumulated net investment loss	(93,624)
Accumulated net realized gain on investments and foreign currency transactions	1,979,983
Net unrealized appreciation on investments	6,060,434
Net unrealized appreciation on foreign currency translations	1,048

Net Assets	$60,531,804

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($58,753,210 ÷ 2,519,243 shares outstanding; 75,000,000 shares authorized)	$23.32

Class A:
Net Asset Value and redemption price per share ($976,043 ÷ 41,842 shares outstanding; 50,000,000 shares authorized)	$23.33

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.75

Class C:
Net Asset Value and offering price per share ($354,189 ÷ 16,367 shares outstanding; 25,000,000 shares authorized)	$21.64	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($448,362 ÷ 19,177 shares outstanding; 25,000,000 shares authorized)	$23.38

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $35,444)	$1,161,556
Interest	273

Total Investment Income	1,161,829

Expenses:
Investment advisory fees	643,276
Distribution fees – Class AAA	156,238
Distribution fees – Class A	2,529
Distribution fees – Class C	3,677
Shareholder services fees	88,378
Shareholder communications expenses	70,571
Custodian fees	58,966
Accounting fees	45,000
Registration expenses	41,346
Directors’ fees	16,990
Legal and audit fees	16,176
Interest expense	661
Miscellaneous expenses	40,085

Total Expenses	1,183,893

Net Investment Loss	(22,064)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,461,569
Net realized gain on foreign currency transactions	829

Net realized gain on investments and foreign currency transactions	6,462,398

Net change in unrealized appreciation:
on investments	(9,156,844)
on foreign currency translations	(2,697)

Net change in unrealized appreciation on investments and foreign currency translations	(9,159,541)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(2,697,143)

Net Decrease in Net Assets Resulting from Operations	$(2,719,207)

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(22,064)	$(274,372)
Net realized gain on investments and foreign currency transactions	6,462,398	678,767
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,159,541)	8,300,358

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,719,207)	8,704,753

Capital Share Transactions:
Class AAA	(6,380,437)	(7,971,576)
Class A	(182,335)	(61,885)
Class B*	(3,498)	(143,585)
Class C	(184)	22,263
Class I	5,865	(42,208)

Net Decrease in Net Assets from Capital Share Transactions	(6,560,589)	(8,196,991)

Redemption Fees	55	5

Net Increase/(Decrease) in Net Assets	(9,279,741)	507,767
Net Assets:
Beginning of period	69,811,545	69,303,778

End of period (including undistributed net investment income of $0 and $0, respectively)	$60,531,804	$69,811,545

*	Class B Shares were fully redeemed and closed on May 3, 2011.

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses (c)	Portfolio Turnover Rate
Class AAA
2011	$24.35	$(0.01)	$(1.02)	$(1.03)	—		—	—	$0.00	$23.32	(4.2)%	$58,753	(0.03)%	1.84%	45%
2010	21.31	(0.09)	3.13	3.04	—		—	—	0.00	24.35	14.3	67,782	(0.42)	1.87	34
2009	14.91	(0.05)	6.45	6.40	—		—	—	0.00	21.31	42.9	67,292	(0.29)	1.97	45
2008	26.89	(0.02)	(11.86)	(11.88)	$(0.10)		—	$(0.10)	0.00	14.91	(44.2)	51,441	(0.07)	1.80	67
2007	22.93	0.09	3.96	4.05	(0.09)		—	(0.09)	0.00	26.89	17.7	104,421	0.37	1.74	42
Class A
2011	$24.35	$(0.01)	$(1.01)	$(1.02)	—		—	—	$0.00	$23.33	(4.2)%	$976	(0.04)%	1.84%	45%
2010	21.31	(0.09)	3.13	3.04	—		—	—	0.00	24.35	14.3	1,193	(0.42)	1.87	34
2009	14.91	(0.06)	6.46	6.40	—		—	—	0.00	21.31	42.9	1,115	(0.32)	1.97	45
2008	26.88	(0.02)	(11.86)	(11.88)	$(0.09)		—	$(0.09)	0.00	14.91	(44.2)	1,006	(0.09)	1.80	67
2007	22.93	0.11	3.95	4.06	(0.11)		—	(0.11)	0.00	26.88	17.7	2,224	0.43	1.74	42
Class C
2011	$22.76	$(0.17)	$(0.95)	$(1.12)	—		—	—	$0.00	$21.64	(4.9)%	$354	(0.77)%	2.59%	45%
2010	20.07	(0.23)	2.92	2.69	—		—	—	0.00	22.76	13.4	374	(1.17)	2.62	34
2009	14.15	(0.19)	6.11	5.92	—		—	—	0.00	20.07	41.8	317	(1.11)	2.72	45
2008	25.54	(0.21)	(11.18)	(11.39)	—		—	—	0.00	14.15	(44.6)	168	(0.98)	2.55	67
2007	21.87	(0.03)	3.70	3.67	—		—	—	0.00	25.54	16.8	428	(0.11)	2.49	42
Class I
2011	$24.34	$0.05	$(1.01)	$(0.96)	—		—	—	$0.00	$23.38	(3.9)%	$449	0.21%	1.59%	45%
2010	21.25	(0.04)	3.13	3.09	—		—	—	0.00	24.34	14.5	460	(0.17)	1.62	34
2009	14.83	0.00 (b)	6.44	6.44	$(0.00	)(b)	$(0.02)	$(0.02)	0.00	21.25	43.4	441	0.02	1.72	45
2008(d)	25.35	0.06	(10.36)	(10.30)	(0.22)		—	(0.22)	0.00	14.83	(40.6)	737	0.28 (e)	1.55 (e)	67

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.73% (Class AAA and Class A), and 2.48% (Class C), respectively. For the years ended December 31, 2011, 2010, 2009, and 2008, the effect of interest expense was minimal.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Notes to Financial Statements

1.  Organization.  The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities occur between the close of trading on the principal market for such securities (foreign exchanges and

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

over-the-counter markets) at the time at which net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$10,485,791	—	$10,485,791
Industrials	9,601,232	—	9,601,232
Information Technology	8,967,881	—	8,967,881
Energy	8,842,090	—	8,842,090
Consumer Discretionary	8,618,037	—	8,618,037
Health Care	6,067,090	—	6,067,090
Materials	3,194,450	—	3,194,450
Financials	2,883,372	—	2,883,372
Total Common Stocks	58,659,943	—	58,659,943
U.S. Government Obligations	—	$1,989,776	1,989,776
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$58,659,943	$1,989,776	$60,649,719

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2011 or December 31, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

treatment of currency gains and losses and a write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated net investment loss by $22,063 and decrease accumulated net realized gain on investments and foreign currency transactions by $829, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended December 31, 2011 and December 31, 2010.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(468,404)
Net unrealized appreciation on investments and foreign currency translations	8,416,245

Total	$7,947,841

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$468,404

Total Capital Loss Carryforwards	$468,404

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $3,808,503.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on securities with litigation gain.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$52,234,522	$13,658,374	$(5,243,177)	$8,415,197

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

On December 2, 2011, the Fund received a cash payment of approximately $2.9 million as part of a settlement agreement between CIBC and the SEC. This cash payment represents the Fund’s share of the disgorgement and civil penalties, plus any accrued interest, payable by CIBC and distributed to recipient funds, as opposed to the underlying shareholders, in response to certain allegations of market timing and late trading that took place between 1999 and 2003. During that period, CIBC provided funding for certain hedge funds which took advantage of numerous mutual funds through late trading, account masking, and frequent trading that violated certain securities laws. The Fund recognized the cash received as realized gain in the Statement of Operations for financial reporting purposes.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $29,277,133 and $34,644,532, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $9,608 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $119 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during year ended December 31, 2011 was $17,556 with a weighted average interest rate of 1.46%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $788,000.

8.  Capital Stock.  The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares were fully redeemed on May 3, 2011.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $55 and $5 respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

17

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	87,627	$2,057,625	104,470	$2,220,670
Shares redeemed	(352,596)	(8,438,062)	(478,582)	(10,192,246)

Net decrease	(264,969)	$(6,380,437)	(374,112)	$(7,971,576)

Class A
Shares sold	5,044	$116,380	10,635	$241,369
Shares redeemed	(12,195)	(298,715)	(13,959)	(303,254)

Net decrease	(7,151)	$(182,335)	(3,324)	$(61,885)

Class B*
Shares redeemed	(144)	$(3,498)	(6,762)	$(143,585)

Net decrease	(144)	$(3,498)	(6,762)	$(143,585)

Class C
Shares sold	1,278	$29,675	6,639	$140,999
Shares redeemed	(1,321)	(29,859)	(6,035)	(118,736)

Net increase/(decrease)	(43)	$(184)	604	$22,263

Class I
Shares sold	3,792	$91,108	3,019	$63,403
Shares redeemed	(3,493)	(85,243)	(4,883)	(105,611)

Net increase/(decrease)	299	$5,865	(1,864)	$(42,208)

*	Class B Shares were fully redeemed on May 3, 2011.

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the Fund by one investor who was banned from the Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Fund and other funds in the Gabelli/GAMCO complex, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

18

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers ; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

19

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Growth Fund, one of the series constituting GAMCO Global Series Funds, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2012

20

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2011, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.  The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance.  The Independent Board Members reviewed the short, medium, and long-term performance of the Fund against a peer group of global large cap growth funds, noting its fourth quartile performance for the one year period, third quartile performance for the three year period, and average performance for the five year period.

Profitability.  The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The Independent Board Members also noted that affiliated brokers of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale.  The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale.  The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons.  The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap core funds and noted that the Adviser’s advisory fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios were significantly higher than and the Fund’s size was lower than average within this group. The Independent Board Members compared the advisory fee with the fees for other funds managed by the Adviser and considered fees charged by an affiliated adviser for general equity institutional accounts and unregistered funds.

Conclusions.  The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

21

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1993	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

John D. Gabelli Director Age: 67	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 72	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 76	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—
Arthur V. Ferrara Director Age: 81	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
Werner J. Roeder, MD Director Age: 71	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 77	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Director Age: 66	Since 2004	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

22

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 1993 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988, Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

23

GAMCO Global Series Funds, Inc.

The GAMCO Global Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

Attorney-at-Law

Anthony J. Colavita, P.C. Inc.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q411AR

GAMCO

The

GAMCO

Global Growth

Fund

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three and five year periods ended December 31, 2011 among 697, 697, and 490 World Stock funds, respectively. Morningstar RatingTM is based on risk adjusted returns.

ANNUAL REPORT

DECEMBER 31, 2011

The GAMCO Global Opportunity Fund

Annual Report — December 31, 2011

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall and 4 stars for the five and ten year periods ended December 31, 2011 among 697, 490, and 275 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Caesar Bryan

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund declined 9.5% compared with a decrease of 7.0% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

For all of 2011, only three of the twenty-four major national indices provided positive returns, led by Ireland (+13.7%). New Zealand (+5.5%) was the second best performer, followed by the U.S. (+1.4%). Greece (-62.8%) had the worst performance of the year, followed by Austria (-36.4%), Finland (-31.9%), Israel (-28.0%), Italy (-23.2%), Portugal (-23.1%), Germany (-18.1%), Singapore (-17.9%), France (-16.9%), Hong Kong, Denmark & Sweden (-16.0%), Japan (-14.3%), Canada (-12.7%), Spain (-12.3%), the Netherlands (-12.1%), Australia (-11.0%), Belgium (-10.6%), Norway (-10.0%), Switzerland (-6.8%), and the United Kingdom (-2.6%). Among the twenty-one emerging market countries, only Indonesia (+4.0%) posted a positive yearly result. All four of the largest emerging markets posted yearly declines. The worst performer was India (-38.0%), followed by Brazil (-24.9%), Russia (-20.9%) and China (-20.3%).

We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than average within that company’s local market. We pay close attention to a company’s market position, management, and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market, but where appropriate, we attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Selected holdings that contributed positively to performance in 2011 were Precision Castparts Corp. (4.6% of net assets as of December 31, 2011) a manufacturer of investment castings and forgings primarily for the aerospace and industrial gas turbine markets; British American Tobacco (4.5%), an international tobacco company; and Google Inc. (4.8%), widely recognized as the world’s leading Internet search engine. Some of our weaker performing stocks during the year were Antofagasta (4.4%), a Chilean based copper miner; Cie Financiere Richemont SA (4.3%), which owns several of the world’s leading companies in the field of luxury goods, with particular strengths in jewelry, watches, and premium accessories; and Gold Fields Ltd. (4.3%), a South African based gold mining company with a significant portion of its assets in West Africa and Australia.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2012

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (5/11/98)
Class AAA (GABOX)	(9.46)%	(0.18)%	6.13%	5.95%
MSCI AC World Free Index	(6.95)	(1.35)	4.77	N.A.
Lipper Global Large-Cap Growth Fund Average	(6.68)	(1.48)	3.02	1.48	(e)
Lipper Global Multi-Cap Growth Fund Average	(11.85)	(0.18)	5.02	6.21	(f)
Class A (GOCAX)	(9.45)	(0.17)	6.16	5.95
With sales charge (b)	(14.65)	(1.34)	5.53	5.49
Class B (36464T703)	(10.10)	(0.92)	5.35	5.31
With contingent deferred sales charge (c)	(14.60)	(1.32)	5.35	5.31
Class C (GGLCX)	(10.14)	(0.97)	5.68	5.61
With contingent deferred sales charge (d)	(11.04)	(0.97)	5.68	5.61
Class I (GLOIX)	(9.22)	0.04	6.24	6.03

In the current prospectus dated April 29, 2011, the gross expense ratios for Class AAA, A, B, C, and I Shares are 2.66%, 2.66%, 3.41%, 3.41%, and 2.41%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.01%, 2.01%, 2.76%, 2.76%, and 1.76%, respectively. See page 9 for the expense ratios for the year ended December 31, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 12, 2000, August 16, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class B Shares and Class C Shares would have been lower for the periods starting prior to August 16, 2000 and November 23, 2001, respectively, due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Multi-Cap Growth Fund Average and the Lipper Global Large-Cap Growth Fund Average reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	Lipper Global Large-Cap Growth Fund Average since inception performance is as of June 30, 1998.
(f)	Lipper Global Multi-Cap Growth Fund Average since inception performance is as of September 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL OPPORTUNITY FUND (CLASS AAA SHARES), LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE,

AND MSCI AC WORLD FREE INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The GAMCO Global Opportunity Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Opportunity Fund
Actual Fund Return
Class AAA	$1,000.00	$ 885.50	2.01%	$ 9.55
Class A	$1,000.00	$ 886.00	2.01%	$ 9.56
Class B	$1,000.00	$ 882.40	2.76%	$13.10
Class C	$1,000.00	$ 882.60	2.76%	$13.10
Class I	$1,000.00	$ 887.00	1.76%	$ 8.37
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.07	2.01%	$10.21
Class A	$1,000.00	$1,015.07	2.01%	$10.21
Class B	$1,000.00	$1,011.29	2.76%	$13.99
Class C	$1,000.00	$1,011.29	2.76%	$13.99
Class I	$1,000.00	$1,016.33	1.76%	$ 8.94

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The GAMCO Global Opportunity Fund

Consumer Staples	20.9%
Industrials	18.5%
Materials	16.7%
Energy	10.7%
Information Technology	9.5%
Consumer Discretionary	8.4%

Health Care	8.0%
Financial Services	5.5%
Telecommunication Services	1.9%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The GAMCO Global Opportunity Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 100.1%
	CONSUMER STAPLES — 20.9%
2,000	Beam Inc.	$99,825	$102,460
10,113	British American Tobacco plc	304,112	479,878
1,300	Danone	77,722	81,720
7,000	Diageo plc	97,896	152,899
2,280	Dr Pepper Snapple Group Inc.	54,395	90,014
5,000	General Mills Inc.	124,002	202,050
3,000	Heineken Holding NV	140,229	122,772
3,000	Mead Johnson Nutrition Co.	129,424	206,190
2,560	Pernod-Ricard SA	210,796	237,429
2,500	Philip Morris International Inc.	87,133	196,200
4,500	Sara Lee Corp.	58,320	85,140
3,000	The Procter & Gamble Co.	165,846	200,130
2,750	Wesfarmers Ltd.	79,950	82,975

	TOTAL CONSUMER STAPLES	1,629,650	2,239,857

	INDUSTRIALS — 18.5%
1,000	Bucher Industries AG	200,187	174,811
16,000	China Merchants Holdings (International) Co. Ltd.	53,313	46,455
4,500	CNH Global NV†	129,912	161,955
1,000	FANUC Corp.	101,606	153,047
2,000	Fortune Brands Home & Security Inc.†	28,156	34,060
4,300	Jardine Matheson Holdings Ltd.	137,142	202,315
3,600	Komatsu Ltd.	76,536	84,142
3,000	L-3 Communications Holdings Inc.	127,720	200,040
2,500	Lockheed Martin Corp.	61,439	202,250
4,000	Mitsui & Co. Ltd.	86,284	62,206
3,000	Precision Castparts Corp.	44,475	494,370
1,000	SMC Corp.	124,202	161,362

	TOTAL INDUSTRIALS	1,170,972	1,977,013

	MATERIALS — 16.7%
1,200	Agnico-Eagle Mines Ltd.	74,720	43,584
25,000	Antofagasta plc	29,913	471,720
3,600	BHP Billiton plc	114,493	104,966
30,000	Gold Fields Ltd., ADR	129,937	457,500
3,000	Impala Platinum Holdings Ltd.	115,739	62,192
2,500	Monsanto Co.	174,388	175,175
2,000	Newcrest Mining Ltd.(a)	60,284	60,620
1,830	Rio Tinto plc	77,490	88,812
10,000	Sanyo Special Steel Co. Ltd.	65,922	53,008
400	Syngenta AG†	114,992	117,109
10,000	Xstrata plc	231,303	151,882

	TOTAL MATERIALS	1,189,181	1,786,568

	ENERGY — 10.7%
10,000	BP plc	74,437	71,515
1,200	EOG Resources Inc.	133,358	118,212
4,000	Imperial Oil Ltd.	134,921	178,218

Shares		Cost	Market Value

1,200	Occidental Petroleum Corp.	$124,971	$112,440
2,500	Saipem SpA	52,708	106,290
5,700	Schlumberger Ltd.	188,837	389,367
6,000	Suncor Energy Inc.	101,766	172,980

	TOTAL ENERGY	810,998	1,149,022

	INFORMATION TECHNOLOGY — 9.5%
2,000	Canon Inc.	103,501	88,606
800	Google Inc., Cl. A†	272,473	516,720
2,800	Hoya Corp.	75,713	60,314
500	Keyence Corp.	102,612	120,566
9,000	Microsoft Corp.	236,625	233,640

	TOTAL INFORMATION TECHNOLOGY	790,924	1,019,846

	CONSUMER DISCRETIONARY — 8.4%
1,500	AMC Networks Inc., Cl. A†	12,414	56,370
6,000	Cablevision Systems Corp., Cl. A	33,564	85,320
2,500	Christian Dior SA	150,289	296,415
9,000	Compagnie Financiere Richemont SA, Cl. A	110,329	455,222

	TOTAL CONSUMER DISCRETIONARY	306,596	893,327

	HEALTH CARE — 8.0%
2,000	Cochlear Ltd.	76,509	126,827
4,400	Novartis AG	174,161	251,549
2,000	Roche Holding AG, Genusschein	160,735	338,976
3,000	St. Jude Medical Inc.	115,598	102,900
1,200	Tsumura & Co.	36,484	35,390

	TOTAL HEALTH CARE	563,487	855,642

	FINANCIAL SERVICES — 5.5%
5,000	Cheung Kong (Holdings) Ltd.	63,610	59,486
16,000	Hongkong Land Holdings Ltd.	62,764	72,640
10,000	Kinnevik Investment AB, Cl. B	230,284	194,855
7,000	Schroders plc	129,941	142,844
10,000	Swire Pacific Ltd., Cl. A	112,741	120,709

	TOTAL FINANCIAL SERVICES	599,340	590,534

	TELECOMMUNICATION SERVICES — 1.9%
2,300	Telephone & Data Systems Inc.	45,066	59,547
2,300	Telephone & Data Systems Inc., Special	41,599	54,763
2,000	United States Cellular Corp.†	107,123	87,260

	TOTAL TELECOMMUNICATION SERVICES	193,788	201,570

	TOTAL COMMON STOCKS	7,254,936	10,713,379

	TOTAL INVESTMENTS — 100.1%	$7,254,936	10,713,379

	Other Assets and Liabilities (Net) — (0.1)%		(13,318)

	NET ASSETS — 100.0%		$10,700,061

See accompanying notes to financial statements.

5

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — December 31, 2011

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of the fair valued security amounted to $60,620 or 0.57% of net assets.
†	Non-income producing security.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	41.1%	$4,399,401
Europe	39.2	4,203,619
Japan	7.6	818,641
Asia/Pacific	7.2	772,026
South Africa	4.9	519,692

	100.0%	$10,713,379

See accompanying notes to financial statements.

6

The GAMCO Global Opportunity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $7,254,936)	$10,713,379
Cash	45
Receivable for investments sold	161,001
Receivable for Fund shares sold	400
Dividends receivable	18,500
Prepaid expense	16,822

Total Assets	10,910,147

Liabilities:
Payable for Fund shares redeemed	5,902
Payable for investment advisory fees	3,901
Payable for distribution fees	2,228
Line of credit payable	144,000
Payable for shareholder communications expenses	20,037
Payable for legal and audit fees	18,289
Other accrued expenses	15,729

Total Liabilities	210,086

Net Assets (applicable to 605,501 shares outstanding)	$10,700,061

Net Assets Consist of:
Paid-in capital	$9,711,755
Accumulated distributions in excess of net investment income	(1,090)
Accumulated net realized loss on investments and foreign currency transactions	(2,469,232)
Net unrealized appreciation on investments	3,458,443
Net unrealized appreciation on foreign currency translations	185

Net Assets	$10,700,061

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($10,258,011 ÷ 580,454 shares outstanding; 75,000,000 shares authorized)	$17.67

Class A:
Net Asset Value and redemption price per share ($166,195 ÷ 9,440 shares outstanding; 50,000,000 shares authorized)	$17.61

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$18.68

Class B:
Net Asset Value and offering price per share ($1,661 ÷ 99.3 shares outstanding; 25,000,000 shares authorized)	$16.73	(a)

Class C:
Net Asset Value and offering price per share ($14,559 ÷ 838.5 shares outstanding; 25,000,000 shares authorized)	$17.36	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($259,635 ÷ 14,669 shares outstanding; 25,000,000 shares authorized)	$17.70

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $7,546)	$281,250
Interest	74

Total Investment Income	281,324

Expenses:
Investment advisory fees	125,505
Distribution fees – Class AAA	29,956
Distribution fees – Class A	416
Distribution fees – Class B	18
Distribution fees – Class C	172
Shareholder communications expenses	38,904
Custodian fees	34,202
Registration expenses	27,921
Shareholder services fees	17,581
Legal and audit fees	11,184
Directors’ fees	3,370
Interest expense	1,224
Miscellaneous expenses	35,106

Total Expenses	325,559

Less:
Expenses reimbursed by Adviser (See Note 3)	(74,140)

Net Expenses	251,419

Net Investment Income	29,905

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	939,338
Net realized gain on foreign currency transactions	400

Net realized gain on investments and foreign currency transactions	939,738

Net change in unrealized appreciation:
on investments	(2,183,571)
on foreign currency translations	(1,307)

Net change in unrealized appreciation on investments and foreign currency translations	(2,184,878)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(1,245,140)

Net Decrease in Net Assets Resulting from Operations	$(1,215,235)

See accompanying notes to financial statements.

7

The GAMCO Global Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income/(loss)	$29,905	$(18,178)
Net realized gain on investments and foreign currency transactions	939,738	804,549
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,184,878)	1,432,703

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,215,235)	2,219,074

Distributions to Shareholders:
Net investment income
Class AAA	(28,241)	—
Class A	(529)	—
Class I	(1,465)	—

Total Distributions to Shareholders	(30,235)	—

Capital Share Transactions:
Class AAA	(1,820,986)	(2,154,210)
Class A	17,334	(23,788)
Class B	—	(727)
Class C	479	3,986
Class I	(84,416)	235

Net Decrease in Net Assets from Capital Share Transactions	(1,887,589)	(2,174,504)

Redemption Fees	1	5

Net Increase/(Decrease) in Net Assets	(3,133,058)	44,575
Net Assets:
Beginning of period	13,833,119	13,788,544

End of period (including undistributed net investment income of $0 and $0, respectively)	$10,700,061	$13,833,119

See accompanying notes to financial statements.

8

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment(c)	Operating Expenses Net of Reimburse- ment(d)	Portfolio Turnover Rate
Class AAA
2011	$19.57	$0.04		$(1.89)	$(1.85)	$(0.05)	—	$(0.05)	$0.00	$17.67	(9.5)%	$10,258	0.23%	2.60%	2.01%	7%
2010	16.53	(0.02)		3.06	3.04	—	—	—	0.00	19.57	18.4	13,263	(0.15)	2.66	2.01	5
2009	12.18	0.02		4.54	4.56	(0.21)	$0.00	(0.21)	0.00	16.53	37.4	13,280	0.16	2.72	2.05	8
2008	20.59	0.14		(8.54)	(8.40)	(0.01)	—	(0.01)	0.00	12.18	(40.8)	11,843	0.83	2.25	2.01	14
2007	18.22	0.17		2.31	2.48	(0.11)	0.00	(0.11)	0.00	20.59	13.6	22,507	0.84	2.03	2.03	20
Class A
2011	$19.51	$0.04		$(1.88)	$(1.84)	$(0.06)	—	$(0.06)	$0.00	$17.61	(9.5)%	$166	0.22%	2.60%	2.01%	7%
2010	16.48	(0.00	)(b)	3.03	3.03	—	—	—	0.00	19.51	18.4	166	(0.03)	2.66	2.01	5
2009	12.14	0.01		4.54	4.55	(0.21)	$0.00	(0.21)	0.00	16.48	37.5	171	0.11	2.72	2.05	8
2008	20.54	0.12		(8.51)	(8.39)	(0.01)	—	(0.01)	0.00	12.14	(40.8)	120	0.69	2.25	2.01	14
2007	18.17	0.18		2.31	2.49	(0.12)	0.00	(0.12)	0.00	20.54	13.7	233	0.91	2.03	2.03	20
Class B
2011	$18.61	$(0.09)		$(1.79)	$(1.88)	—	—	—	—	$16.73	(10.1)%	$2	(0.53)%	3.35%	2.76%	7%
2010	15.84	(0.16)		2.93	2.77	—	—	—	—	18.61	17.5	2	(0.99)	3.41	2.76	5
2009	11.67	(0.06)		4.31	4.25	$(0.08)	$0.00	$(0.08)	$0.00	15.84	36.4	2	(0.50)	3.47	2.80	8
2008	19.86	0.01		(8.20)	(8.19)	—	—	—	—	11.67	(41.2)	3	0.05	3.00	2.76	14
2007	17.61	(0.08)		2.33	2.25	—	—	—	0.00	19.86	12.8	6	(0.45)	2.78	2.78	20
Class C
2011	$19.32	$(0.07)		$(1.89)	$(1.96)	—	—	—	—	$17.36	(10.1)%	$14	(0.40)%	3.35%	2.76%	7%
2010	16.44	(0.16)		3.04	2.88	—	—	—	—	19.32	17.5	16	(0.95)	3.41	2.76	5
2009	12.20	(0.23)		4.67	4.44	$(0.20)	$0.00	$(0.20)	$0.00	16.44	36.4	10	(1.49)	3.47	2.80	8
2008	20.77	(0.00	)(b)	(8.57)	(8.57)	—	—	—	—	12.20	(41.3)	1	(0.01)	3.00	2.76	14
2007	18.45	0.03		2.29	2.32	—	—	—	0.00	20.77	12.6	4	0.14	2.78	2.78	20
Class I
2011	$19.61	$0.10		$(1.91)	$(1.81)	$(0.10)	—	$(0.10)	$0.00	$17.70	(9.2)%	$260	0.55%	2.35%	1.76%	7%
2010	16.52	0.02		3.07	3.09	—	—	—	0.00	19.61	18.7	386	0.09	2.41	1.76	5
2009	12.17	0.06		4.54	4.60	(0.25)	$0.00	(0.25)	0.00	16.52	37.8	326	0.45	2.47	1.80	8
2008(e)	19.75	0.22		(7.74)	(7.52)	(0.06)	—	(0.06)	0.00	12.17	(38.1)	395	1.41 (f)	2.00 (f)	1.76 (f)	14

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007, representing previously reimbursed expenses from the Adviser. During the year ended December 31, 2007, had such payments not been made, the expense ratios would have been 1.96% (Class AAA and Class A), 2.71% (Class B and Class C), respectively.
(d)	The Fund incurred interest expense during the years ended December 31, 2011, 2010, 2009, 2008, and 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.04%, 2.00%, and 2.00% (Class AAA and Class A), 2.75%, 2.75%, 2.79%, 2.75%, and 2.75% (Class B and Class C), and 1.75%, 1.75%, 1.79% and 1.75% (Class I), respectively. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.01% (Class AAA, and Class A), 2.76% (Class B, and Class C), and 1.76% (Class I), respectively.
(e)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(f)	Annualized.

See accompanying notes to financial statements.

9

The GAMCO Global Opportunity Fund

Notes to Financial Statements

1.  Organization.  The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset values of the Fund are determined.

10

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$2,239,857	—	$2,239,857
Industrials	1,977,013	—	1,977,013
Materials	1,725,948	$60,620	1,786,568
Energy	1,149,022	—	1,149,022
Information Technology	1,019,846	—	1,019,846
Consumer Discretionary	893,327	—	893,327
Health Care	855,642	—	855,642
Financial Services	590,534	—	590,534
Telecommunication Services	201,570	—	201,570
Total Common Stocks	10,652,759	60,620	10,713,379
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$10,652,759	$60,620	$10,713,379

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2011 or December 31, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of

11

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

12

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and the expiration of capital loss carryforwards. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to increase accumulated distributions in excess of net investment income by $400 and decrease accumulated net realized loss on investments and foreign currency transactions by $349,153, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended December 31, 2011 was $30,235 of ordinary income. No distributions were made during the year ended December 31, 2010.

13

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,469,205)
Undistributed ordinary income	70
Net unrealized appreciation on investments and foreign currency translations	3,457,441

Total	$988,306

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$1,201,151
Capital Loss Carryforward Available through 2016	1,170,048
Capital Loss Carryforward Available through 2017	98,006

Total Capital Loss Carryforwards	$2,469,205

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $939,338, and $349,553 of capital loss carryforwards expired for the Fund.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$7,256,123	$3,855,843	$(398,587)	$3,457,256

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax

14

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties.

As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2013, at no more than 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended December 31, 2011, the Adviser reimbursed the Fund in the amount of $74,140. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. The agreements are renewable annually. At December 31, 2011, the cumulative amount which the Fund may repay the Adviser is $158,814.

For the year ended December 31, 2010, expiring December 31, 2012	$84,674
For the year ended December 31, 2011, expiring December 31, 2013	74,140

$158,814

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

15

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $841,350 and $2,713,575, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $222 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $288 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2011.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011, borrowings outstanding under the line of credit amounted to $144,000.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2011 was $59,211 with a weighted average interest rate of 1.41%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $778,000.

8.  Capital Stock.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $1 and $5, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to

16

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	29,330	$562,362	32,736	$561,316
Shares issued upon reinvestment of distributions	1,472	25,699	—	—
Shares redeemed	(127,989)	(2,409,047)	(158,464)	(2,715,526)

Net decrease	(97,187)	$(1,820,986)	(125,728)	$(2,154,210)

Class A
Shares sold	1,250	$23,791	3,355	$56,732
Shares issued upon reinvestment of distributions	26	459	—	—
Shares redeemed	(349)	(6,916)	(5,183)	(80,520)

Net increase/(decrease)	927	$17,334	(1,828)	$(23,788)

Class B
Shares redeemed	—	$—	(48)	$(727)

Net decrease	—	$—	(48)	$(727)

Class C
Shares sold	499	$10,000	213	$3,986
Shares redeemed	(499)	(9,521)	—	—

Net increase	—	$479	213	$3,986

Class I
Shares sold	3,139	$61,245	2,089	$34,066
Shares issued upon reinvestment of distributions	84	1,459	—	—
Shares redeemed	(8,237)	(147,120)	(2,095)	(33,831)

Net increase/(decrease)	(5,014)	$(84,416)	(6)	$235

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the

17

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers ; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Opportunity Fund, one of the series constituting GAMCO Global Series Funds, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2012

19

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2011, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.  The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance.  The Independent Board Members reviewed the short and medium-term performance of the Fund against a peer group of global multi-cap core funds, noting the Fund’s top half performance for the one year period, top quintile performance for the three year period, and top third performance for the five year period.

Profitability.  The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with and without the expense reimbursement arrangement in effect. The Independent Board Members also noted that affiliated brokers of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale.  The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale.  The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons.  The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios after waivers were moderately higher than and the Fund’s size was significantly lower than average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members compared the advisory fee with the fees for other funds managed by the Adviser and considered fees charged by an affiliated adviser for general equity institutional accounts and unregistered funds.

Conclusions.  The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

20

The GAMCO Global Opportunity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
John D. Gabelli Director Age: 67	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 72	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 76	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—
Arthur V. Ferrara Director Age: 81	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
Werner J. Roeder, MD Director Age: 71	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 77	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005

21

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]
Salvatore J. Zizza Director Age: 66	Since 2004	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 1993 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988, Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.049, $0.056, and $0.100 per share for Class AAA, Class A, and Class I, respectively. For the year ended December 31, 2011, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Also for the year 2011, the Fund passed through foreign tax credits of $0.021 per share to Class AAA, Class A, and Class I.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

23

GAMCO Global Series Funds, Inc.

The GAMCO Global Opportunity Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q411AR

GAMCO

The

GAMCO Global Opportunity Fund

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall and 4 stars for the five and ten year periods ended December 31, 2011 among 697, 490 and 275 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

ANNUAL REPORT

DECEMBER 31, 2011

The GAMCO Global Telecommunications Fund

Annual Report — December 31, 2011

Mario J. Gabelli, CFA	Sergey Dluzhevskiy, CFA, CPA	Evan Miller, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund decreased 6.7% compared with an increase of 0.1% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

2011 began much as 2010 had ended for the telecommunications sector, with the group lagging the performance of the broader index through the end of February 2011. The sector rally and outperformance in the closing two weeks of the first quarter can be attributed to: The rotation into defensive names that followed the concerns about Japan, escalating unease in the Middle East, and the surprise announcement on March 2, 2011 by AT&T (2.6% of net assets as of December 31, 2011) of an agreed acquisition of T-Mobile USA from Deutsche Telekom (2.5%).

The global telecommunications sector was not shielded from the market volatility experienced in the second quarter. The sector tracked the broader markets during the quarter, rallying sharply to the end of April, then dropping to 2011 lows on June 16, and finally rebounding in the last two weeks of the quarter.

The global telecommunications sector outperformed broader markets in the third quarter, exhibiting characteristic defensiveness in the face of a sharp sell-off in global equities.

The pattern of the telecommunications sector underperforming equity markets was again evident in the fourth quarter. The 3.9% gain in the sector compares with a 7.3% gain for the broader MSCI global index. The underperformance of the group was evident across all geographies in the quarter.

Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company’s Private Market Value (“PMV”) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. However, we will not invest in just any “cheap” company. For most of our holdings, our selection is based on “bottom up” fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics, and good management with a track record of growing value for their shareholders.

Selected holdings that contributed positively to performance in 2011 were DISH Network Corp. (2.4%), the third largest pay TV provider in the U.S. with nearly 14 million subscribers; Verizon Communications Inc. (4.0%), one of the world’s leading telecommunications services companies; and Rogers Communications Inc. (3.2%), one of the few companies in North America to offer consumers the “Quadruple Play” of video, high speed data, and fixed and wireless telephony through a wholly owned plant. The company, founded by late telecom pioneer Ted Rogers, is Canada’s largest cable and wireless company. Some of our weaker performing stocks during the year were Sprint Nextel Corp. (1.2%), which operates the third largest national wireless carrier in the United States; America Movil SAB de CV (3.6%), a leading wireless services provider in Latin America; and Cablevision Systems Corp. (1.3%), one of the leading broadband providers in the New York metropolitan area, with nearly three million customers.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
February 22, 2012	President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (11/1/93)
Class AAA (GABTX)	(6.74)%	(1.92)%	4.08%	7.33%
MSCI AC World Telecommunication Services Index	0.09	1.72	4.20	N/A
MSCI AC World Free Index	(6.95)	(1.35)	4.77	N/A
Class A (GTCAX)	(6.77)	(1.91)	4.09	7.34
With sales charge (b)	(12.13)	(3.07)	3.48	6.98
Class B (GTCBX)	(7.42)	(2.66)	3.30	6.82
With contingent deferred sales charge (c)	(12.05)	(3.05)	3.30	6.82
Class C (GTCCX)	(7.41)	(2.66)	3.30	6.82
With contingent deferred sales charge (d)	(8.34)	(2.66)	3.30	6.82
Class I (GGTIX)	(6.47)	(1.72)	4.19	7.39

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.62%, 1.62%, 2.37%, 2.37%, and 1.37%, respectively. Class AAA and Class I Shares do not have a sales charge. See page 11 for the expense ratios for the year ended December 31, 2011. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 12, 2000, March 13, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Free Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND (CLASS AAA SHARES) AND MSCI AC WORLD FREE INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The GAMCO Global Telecommunications Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Telecommunications Fund
Actual Fund Return
Class AAA	$1,000.00	$ 864.00	1.61%	$ 7.56
Class A	$1,000.00	$ 863.80	1.62%	$ 7.61
Class B	$1,000.00	$ 860.90	2.37%	$11.12
Class C	$1,000.00	$ 860.90	2.36%	$11.07
Class I	$1,000.00	$ 865.30	1.36%	$ 6.39
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.09	1.61%	$ 8.19
Class A	$1,000.00	$1,017.04	1.62%	$ 8.24
Class B	$1,000.00	$1,013.26	2.37%	$12.03
Class C	$1,000.00	$1,013.31	2.36%	$11.98
Class I	$1,000.00	$1,018.35	1.36%	$ 6.92

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The GAMCO Global Telecommunications Fund

Diversified Telecommunications Services	46.2%
Wireless Telecommunications Services	34.0%

Other	19.9%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GAMCO Global Telecommunications Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 99.3%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 46.2%
	Africa/Middle East — 0.5%
37,000	Maroc Telecom SA	$631,188	$601,941
200,000	Pakistan Telecommunication Co. Ltd. (a)	155,766	23,112
9,100	Telkom SA Ltd.	115,338	32,747

		902,292	657,800

	Asia/Pacific — 5.1%
225,000	Asia Satellite Telecommunications Holdings Ltd.	487,155	451,935
5,280	Chorus Ltd., ADR†	66,752	63,202
170,000	First Pacific Co. Ltd.	92,079	176,860
9,000	First Pacific Co. Ltd., ADR	7,324	46,170
5,500	KT Corp., ADR†	101,752	86,020
90,000	PCCW Ltd.	74,681	30,940
36,500	Philippine Long Distance Telephone Co., ADR	554,603	2,103,130
18,860	PT Telekomunikasi Indonesia, ADR	196,056	579,756
797,000	Singapore Telecommunications Ltd.	602,743	1,898,716
26,400	Telecom Corp. of New Zealand Ltd., ADR	223,475	210,936
375,000	Telekom Malaysia Berhad	519,351	586,751
1,800	Telstra Corp. Ltd., ADR	35,478	30,690
1,865,000	True Corp. Public Co. Ltd.†	742,862	159,604
8,075	TT&T Public Co. Ltd., GDR† (a)(b)(c)	100,542	226

		3,804,853	6,424,936

	Europe — 19.2%
11,250	Belgacom SA	358,520	352,941
10,000	BT Group plc, ADR	362,500	296,400
419,000	Cable & Wireless Worldwide plc	431,016	105,739
85,000	Colt Group SA†	160,239	120,322
280,000	Deutsche Telekom AG, ADR	4,401,668	3,206,000
38,000	Elisa Oyj	302,078	793,296
25,000	France Telecom SA, ADR	647,110	391,500
3,807	Hellenic Telecommunications Organization SA	61,405	14,190
25,900	Hellenic Telecommunications Organization SA, ADR	153,418	44,807
2,100	Iliad SA	235,095	259,154
53,000	Koninklijke KPN NV, ADR	447,743	631,760
1,500	Magyar Telekom Telecommunications plc, ADR	22,920	15,900

Shares		Cost	Market Value

45,000	Portugal Telecom SGPS SA	$630,500	$259,173
30,000	Portugal Telecom SGPS SA, ADR	135,026	173,100
9,300	Rostelecom OJSC, ADR†	110,099	266,445
84,600	Sistema JSFC, GDR (d)	1,650,891	1,422,126
100,000	Sonaecom SGPS SA	156,503	157,251
43,000	Swisscom AG, ADR	1,020,452	1,630,560
8,000	Tele2 AB, Cl. B	149,341	155,651
860,000	Telecom Italia SpA	3,165,934	924,947
21,000	Telecom Italia SpA, ADR	578,887	223,650
281,000	Telefonica SA, ADR	2,592,798	4,830,390
118,000	Telekom Austria AG	2,067,912	1,410,838
62,000	Telenor ASA	964,417	1,016,946
483,000	TeliaSonera AB	1,560,870	3,282,439
243,000	VimpelCom Ltd., ADR	588,245	2,301,210

		22,955,587	24,286,735

	Japan — 0.9%
17,000	Nippon Telegraph & Telephone Corp.	777,883	869,105
12,000	Nippon Telegraph & Telephone Corp., ADR	248,769	303,960

		1,026,652	1,173,065

	Latin America — 3.7%
26,000	Brasil Telecom SA	244,222	162,949
16,034	Brasil Telecom SA, ADR	480,681	285,245
6,490	Brasil Telecom SA, Cl. C, ADR	103,757	40,238
44	Brasil Telecom SA, Preference	474	257
37,415,054	Cable & Wireless Jamaica Ltd.† (e)	499,070	86,936
500	Maxcom Telecomunicaciones SAB de CV, ADR†	1,832	875
13,500	Tele Norte Leste Participacoes SA	286,958	155,320
20,193	Tele Norte Leste Participacoes SA, ADR	280,811	192,035
148,000	Telecom Argentina SA, ADR	507,854	2,646,240
18,270	Telefonica Brasil SA	359,468	468,100
12,266	Telefonica Brasil SA, ADR	334,573	335,230
5,046	Telefonica Brasil SA, Preference	158,523	140,403
6,361	Telefonica SA	108,406	110,195
3,355	Telemar Norte Leste SA, Preference, Cl. A	148,531	80,545

		3,515,160	4,704,568

	North America — 16.8%
8,000	AboveNet Inc.†	402,362	520,080
111,000	AT&T Inc.	3,569,123	3,356,640
30,000	Atlantic Tele-Network Inc.	99,861	1,171,500

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DIVERSIFIED TELECOMMUNICATIONS SERVICES (Continued)
	North America (Continued)
3,000	Bell Aliant Inc. (a)	$82,912	$84,191
29,000	CenturyLink Inc.	838,808	1,078,800
760,000	Cincinnati Bell Inc.†	3,597,719	2,302,800
2,989	Consolidated Communications Holdings Inc.	56,970	56,940
10,000	E.Spire Communications Inc.† (c)	50,000	0
25,000	EarthLink Inc.	215,154	161,000
4,000	Equinix Inc.†	319,373	405,600
54,000	General Communication Inc., Cl. A†	243,330	528,660
50,000	Internap Network Services Corp.†	279,653	297,000
7,000	Manitoba Telecom Services Inc.	257,638	203,867
22,422	McLeodUSA Inc., Cl. A† (c)	78,420	110
130,000	McLeodUSA Inc., Cl. A, Escrow† (c)	0	0
27,600	New ULM Telecom Inc.	335,020	193,200
20,000	NorthPoint Communications Group Inc.†	11,250	6
33,000	Shenandoah Telecommunications Co.	138,825	345,840
34,500	TELUS Corp.	656,234	1,951,980
23,000	TELUS Corp., Non-Voting	573,944	1,233,590
96,000	tw telecom inc.†	1,876,719	1,860,480
127,000	Verizon Communications Inc.	4,217,799	5,095,240
36,000	Windstream Corp.	456,696	422,640

		18,357,810	21,270,164

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	50,562,354	58,517,268

	WIRELESS TELECOMMUNICATIONS SERVICES — 33.2%
	Africa/Middle East — 0.8%
4,000	Econet Wireless Zimbabwe Ltd.	20,147	16,000
21,000	MTN Group Ltd.	328,298	373,900
222,440	Orascom Telecom Holding SAE, GDR† (d)	1,735,223	642,852

		2,083,668	1,032,752

	Asia/Pacific — 4.1%
263,000	Axiata Group Berhad	673,179	426,442
51,000	China Mobile Ltd., ADR	609,791	2,472,990
57,200	China Unicom Hong Kong Ltd., ADR	399,025	1,208,636
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	256

Shares		Cost	Market Value

4,800	PT Indosat Tbk, ADR	$38,553	$151,440
66,500	SK Telecom Co. Ltd., ADR	936,413	905,065
200,000	Time dotCom Berhad†	82,477	45,741

		2,739,501	5,210,570

	Europe — 7.7%
31,000	Bouygues SA	877,795	976,762
309,000	Cable & Wireless Communications plc	184,030	183,312
30,300	Millicom International Cellular SA, SDR	2,275,779	3,035,702
13,000	Mobile TeleSystems OJSC, ADR	216,127	190,840
107,000	Turkcell Iletisim Hizmetleri A/S, ADR†	2,212,088	1,258,320
101,000	Vivendi SA	2,751,894	2,211,765
65,000	Vodafone Group plc, ADR	1,732,724	1,821,950

		10,250,437	9,678,651

	Japan — 3.3%
375	KDDI Corp.	1,622,570	2,411,654
985	NTT DoCoMo Inc.	1,646,543	1,810,803

		3,269,113	4,222,457

	Latin America — 5.5%
201,700	America Movil SAB de CV, Cl. L, ADR	741,329	4,558,420
17,500	Grupo Iusacell SA de CV† (c)	29,040	0
49,000	NII Holdings Inc.†	1,731,496	1,043,700
150,000	Tim Participacoes SA	616,034	743,064
23,536	Tim Participacoes SA, ADR	493,999	607,229

		3,611,898	6,952,413

	North America — 11.8%
113,000	Clearwire Corp., Cl. A†	481,058	219,220
1,200	Leap Wireless International Inc.†	22,015	11,148
44,500	MetroPCS Communications Inc.†	510,450	386,260
300	Nextwave Wireless Inc.†	115	24
107,000	Rogers Communications Inc., Cl. B	353,135	4,120,570
650,000	Sprint Nextel Corp.†	5,097,433	1,521,000
80,000	Telephone & Data Systems Inc.	2,061,826	2,071,200
59,100	Telephone & Data Systems Inc., Special	1,257,811	1,407,171
119,200	United States Cellular Corp.†	5,679,368	5,200,696

		15,463,211	14,937,289

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	37,417,828	42,034,132

	OTHER — 19.9%
	Africa/Middle East — 0.0%
1,009	Kingdom Financial Holdings Ltd., Cl. L† (c)	0	0

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	Africa/Middle East (Continued)
504	Meikles Ltd.†	$204	$82

		204	82

	Asia/Pacific — 0.5%
19,065	Austar United Communications Ltd.†	34,838	23,302
70,000	C.P. Pokphand Co., ADR	58,725	208,600
26,000	Himachal Futuristic Communications, GDR† (a)(c)	141,200	19,475
4,000(f)	Hutchison Port Holdings Trust	4,040	2,480
40,000	Hutchison Whampoa Ltd.	396,391	335,024
250,000	Time Engineering Berhad	105,104	20,899

		740,298	609,780

	Europe — 2.7%
12,000	BCB Holdings Ltd.†	22,433	5,032
9,000	British Sky Broadcasting Group plc	101,392	102,381
1,000	British Sky Broadcasting Group plc, ADR	24,267	45,290
9,000	E.ON AG	126,255	194,176
56,000	G4S plc	0	236,377
96,000	GN Store Nord A/S	526,185	808,678
20,000	InterXion Holding NV†	257,684	269,000
4,300	Kinnevik Investment AB, Cl. A	79,047	83,350
51,500	Kinnevik Investment AB, Cl. B	1,013,170	1,003,502
14,000	Nokia OYJ, ADR	33,545	67,480
16,082	PostNL NV, ADR	215,949	50,980
900	Shellshock Ltd.†	521	545
21,000	Telegraaf Media Groep NV	453,308	270,433
5,000	ThyssenKrupp AG	91,947	114,703
16,181	TNT Express NV, ADR	892	119,092
12,000	Waterloo Investment Holdings Ltd.† (c)	1,432	745
4,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	39,320	12,021
8,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA, ADR	114,800	23,680

		3,102,147	3,407,465

	Japan — 0.3%
72,000	Furukawa Electric Co. Ltd.	350,157	165,571
21,000	Tokyo Broadcasting System Holdings Inc.	479,469	270,105

		829,626	435,676

Shares		Cost	Market Value

	Latin America — 0.3%
25,693	Contax Participacoes SA, ADR	$11,050	$51,900
15,000	Grupo Televisa SA, ADR	353,331	315,900
1,224	Shellproof Ltd.†	1,210	808

		365,591	368,608

	North America — 16.1%
80,000	Adelphia Communications Corp., Cl. A† (c)	66,496	0
80,000	Adelphia Communications Corp., Cl. A, Escrow† (c)	0	0
80,000	Adelphia Recovery Trust†	0	400
28,250	AMC Networks Inc., Cl. A†	635,459	1,061,635
1,400	Amphenol Corp., Cl. A	5,729	63,546
2,100	Ascent Capital Group Inc., Cl. A†	27,089	106,512
112,000	Cablevision Systems Corp., Cl. A	1,657,660	1,592,640
11,434	CanWest Global Communications Corp., Cl. A, Canada† (c)	131,317	495
23,566	CanWest Global Communications Corp., Cl. A, United States† (c)	322,321	1,060
7,400	Cogeco Inc.	144,351	351,495
15,000	Comcast Corp., Cl. A, Special	304,294	353,400
4,000	Convergys Corp.†	53,716	51,080
113,000	DIRECTV, Cl. A†	2,905,004	4,831,880
5,000	Discovery Communications Inc., Cl. C†	41,011	188,500
107,000	DISH Network Corp., Cl. A	1,829,599	3,047,360
14,400	EchoStar Corp., Cl. A†	319,212	301,536
6,000	Fisher Communications Inc.†	183,823	172,980
400	Google Inc., Cl. A†	149,671	258,360
30,800	Liberty Global Inc., Cl. A†	604,638	1,263,724
49,000	Liberty Global Inc., Cl. C†	1,214,257	1,936,480
14,000	Liberty Interactive Corp., Cl. A†	182,051	227,010
18,500	Liberty Media Corp. - Liberty Capital, Cl. A†	157,954	1,443,925
45,000	LSI Corp.†	316,203	267,750
1,000	NCM Services Inc.†	1,375	35
2,000	News Corp., Cl. B	21,050	36,360
2,524	Orbital Sciences Corp.†	16,208	36,674
24,000	Pendrell Corp.†	37,119	61,440
6,000	SCANA Corp.	158,756	270,360
4,500	SJW Corp.	70,456	106,380
22,000	The Madison Square Garden Co., Cl. A†	439,316	630,080
4,400	Time Warner Cable Inc.	270,440	279,708
14,000	Time Warner Inc.	495,214	505,960
1,200	TiVo Inc.†	9,684	10,764
47	Xanadoo Co., Cl. A†	23,394	12,220

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	North America (Continued)
57,000	Yahoo! Inc.†	$1,343,217	$919,410

		14,138,084	20,391,159

	TOTAL OTHER	19,175,950	25,212,770

	TOTAL COMMON STOCKS	107,156,132	125,764,170

	RIGHTS — 0.0%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 0.0%
	Asia/Pacific — 0.0%
2,571	PCCW Ltd., expire 10/04/12† (c)	0	0

	WARRANTS — 0.8%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.8%
	Asia/Pacific — 0.8%
160,000	Bharti Airtel Ltd., expire 09/19/13† (a)(c)	1,019,856	1,035,711

	TOTAL INVESTMENTS — 100.1%	$108,175,988	126,799,881

	Other Assets and Liabilities (Net) — (0.1)%		(122,410)

	NET ASSETS — 100.0%		$126,677,471

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $1,162,715 or 0.92% of net assets.
(b)	Illiquid security.
(c)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $1,057,822 or 0.84%of net assets.
(d)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2011, the market value of Regulation S securities amounted to $2,064,978 or 1.63% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
222,440	Orascom Telecom Holding SAE, GDR	06/22/07	$1,735,223	$2.8900
84,600	Sistema JSFC, GDR	02/09/05	1,650,891	16.8100

(e)	At December 31, 2011, the Fund held an investment in a restricted security amounting to $86,936 or 0.07% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
37,415,054	Cable & Wireless Jamaica Ltd.	03/10/94	$499,070	$0.0023

(f)	Denoted in units.
†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	44.6%	$56,598,612
Europe	29.5	37,372,851
Asia/Pacific	10.5	13,280,997
Latin America	9.5	12,025,589
Japan	4.6	5,831,198
Africa/Middle East	1.3	1,690,634

	100.0%	$126,799,881

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $108,175,988)	$126,799,881
Foreign currency, at value (cost $24)	24
Receivable for investments sold	2,583,687
Receivable for Fund shares sold	12,666
Dividends receivable	340,846
Prepaid expense	31,147

Total Assets	129,768,251

Liabilities:
Payable to custodian	199
Payable for Fund shares redeemed	127,314
Payable for investment advisory fees	109,342
Payable for distribution fees	27,790
Payable for accounting fees	3,750
Line of credit payable	2,713,000
Other accrued expenses	109,385

Total Liabilities	3,090,780

Net Assets (applicable to 6,812,351 shares outstanding)	$126,677,471

Net Assets Consist of:
Paid-in capital	$118,717,287
Accumulated distributions in excess of net investment income	(247,516)
Accumulated net realized loss on investments and foreign currency transactions	(10,418,971)
Net unrealized appreciation on investments	18,623,893
Net unrealized appreciation on foreign currency translations	2,778

Net Assets	$126,677,471

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($123,918,804 ÷ 6,662,677 shares outstanding; 75,000,000 shares authorized)	$18.60

Class A:
Net Asset Value and redemption price per share ($1,373,764 ÷ 73,889 shares outstanding; 50,000,000 shares authorized)	$18.59

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.72

Class B:
Net Asset Value and offering price per share ($37,517 ÷ 2,047 shares outstanding; 25,000,000 shares authorized)	$18.33	(a)

Class C:
Net Asset Value and offering price per share ($843,011 ÷ 46,588 shares outstanding; 25,000,000 shares authorized)	$18.10	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($504,375 ÷ 27,150 shares outstanding; 25,000,000 shares authorized)	$18.58

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $519,822)	$5,382,393
Interest	403

Total Investment Income	5,382,796

Expenses:
Investment advisory fees	1,497,276
Distribution fees – Class AAA	366,343
Distribution fees – Class A	4,348
Distribution fees – Class B	557
Distribution fees – Class C	9,159
Shareholder services fees	169,241
Shareholder communications expenses	102,321
Custodian fees	92,126
Accounting fees	45,000
Registration expenses	41,523
Directors’ fees	40,359
Legal and audit fees	17,784
Interest expense	3,281
Miscellaneous expenses	20,786

Total Expenses	2,410,104

Net Investment Income	2,972,692

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	9,339,202
Net realized gain on foreign currency transactions	7,183

Net realized gain on investments and foreign currency transactions	9,346,385

Net change in unrealized depreciation:
on investments	(21,940,739)
on foreign currency translations	(4,631)

Net change in unrealized appreciation on investments and foreign currency translations	(21,945,370)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(12,598,985)

Net Decrease in Net Assets Resulting from Operations	$(9,626,293)

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$2,972,692	$2,696,140
Net realized gain on investments and foreign currency transactions	9,346,385	6,651,636
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(21,945,370)	6,763,686

Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,626,293)	16,111,462

Distributions to Shareholders:
Net investment income
Class AAA	(2,913,898)	(2,735,566)
Class A	(32,052)	(33,548)
Class B	(466)	(684)
Class C	(13,892)	(11,034)
Class I	(13,295)	(8,256)

Total Distributions to Shareholders	(2,973,603)	(2,789,088)

Capital Share Transactions:
Class AAA	(18,004,284)	(14,099,904)
Class A	(424,038)	187,998
Class B	(31,328)	(33,858)
Class C	34,360	165,685
Class I	146,762	(22,444)

Net Decrease in Net Assets from Capital Share Transactions	(18,278,528)	(13,802,523)

Redemption Fees	1,617	(131)

Net Decrease in Net Assets	(30,876,807)	(480,280)
Net Assets:
Beginning of period	157,554,278	158,034,558

End of period (including undistributed net investment income of $0 and $0, respectively)	$126,677,471	$157,554,278

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income	Operating Expenses(c)	Portfolio Turnover Rate††
Class AAA
2011	$20.43	$0.41	$(1.79)	$(1.38)	$(0.45)	—	$(0.45)	$0.00	$18.60	(6.7)%	$123,919	1.99%	1.61%	5%
2010	18.71	0.34	1.75	2.09	(0.37)	—	(0.37)	(0.00)	20.43	11.2	154,280	1.76	1.62	6
2009	15.31	0.30	3.46	3.76	(0.36)	$0.00	(0.36)	0.00	18.71	24.6	155,352	1.88	1.69	4
2008	26.34	0.32	(11.02)	(10.70)	(0.33)	—	(0.33)	0.00	15.31	(40.6)	139,761	1.51	1.59	3
2007	22.46	0.25	3.86	4.11	(0.23)	—	(0.23)	0.00	26.34	18.3	307,368	0.98	1.50	11
Class A
2011	$20.42	$0.45	$(1.84)	$(1.39)	$(0.44)	—	$(0.44)	$0.00	$18.59	(6.8)%	$1,374	2.17%	1.61%	5%
2010	18.70	0.36	1.73	2.09	(0.37)	—	(0.37)	(0.00)	20.42	11.2	1,901	1.87	1.62	6
2009	15.31	0.29	3.46	3.75	(0.36)	$0.00	(0.36)	0.00	18.70	24.5	1,523	1.81	1.69	4
2008	26.32	0.32	(11.00)	(10.68)	(0.33)	—	(0.33)	0.00	15.31	(40.6)	1,130	1.52	1.59	3
2007	22.43	0.23	3.89	4.12	(0.23)	—	(0.23)	0.00	26.32	18.4	2,728	0.89	1.50	11
Class B
2011	$20.05	$0.23	$(1.72)	$(1.49)	$(0.23)	—	$(0.23)	$0.00	$18.33	(7.4)%	$37	1.16%	2.36%	5%
2010	18.36	0.19	1.69	1.88	(0.19)	—	(0.19)	(0.00)	20.05	10.3	72	1.02	2.37	6
2009	15.03	0.18	3.38	3.56	(0.23)	$0.00	(0.23)	0.00	18.36	23.7	99	1.13	2.44	4
2008	25.67	0.20	(10.74)	(10.54)	(0.10)	—	(0.10)	0.00	15.03	(41.0)	102	0.95	2.34	3
2007	21.90	0.06	3.75	3.81	(0.04)	—	(0.04)	0.00	25.67	17.4	297	0.26	2.25	11
Class C
2011	$19.88	$0.25	$(1.73)	$(1.48)	$(0.30)	—	$(0.30)	$0.00	$18.10	(7.4)%	$843	1.27%	2.36%	5%
2010	18.25	0.19	1.69	1.88	(0.25)	—	(0.25)	(0.00)	19.88	10.3	890	1.04	2.37	6
2009	14.96	0.17	3.36	3.53	(0.24)	$0.00	(0.24)	0.00	18.25	23.6	659	1.08	2.44	4
2008	25.50	0.15	(10.61)	(10.46)	(0.08)	—	(0.08)	0.00	14.96	(41.0)	563	0.73	2.34	3
2007	21.76	0.05	3.72	3.77	(0.03)	—	(0.03)	0.00	25.50	17.3	2,122	0.19	2.25	11
Class I
2011	$20.41	$0.44	$(1.77)	$(1.33)	$(0.50)	—	$(0.50)	$0.00	$18.58	(6.5)%	$504	2.17%	1.36%	5%
2010	18.70	0.39	1.74	2.13	(0.42)	—	(0.42)	(0.00)	20.41	11.4	411	2.06	1.37	6
2009	15.30	0.35	3.45	3.80	(0.40)	$0.00	(0.40)	0.00	18.70	24.8	402	2.17	1.44	4
2008(d)	25.53	0.35	(10.19)	(9.84)	(0.39)	—	(0.39)	0.00	15.30	(38.5)	416	1.78 (e)	1.34 (e)	3

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 25%.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the year ended December 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.57% (Class AAA and Class A), 2.32% (Class B and Class C), and 1.32% (Class I), respectively. For the years ended December 31, 2011, 2010, 2009, and 2007, the effect of interest expense was minimal.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements

1.  Organization.  The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$6,265,106	$159,604	$226	$6,424,936
North America	21,270,054	—	110	21,270,164
Other Regions (a)	30,822,168	—	—	30,822,168
WIRELESS TELECOMMUNICATIONS SERVICES
Latin America	6,952,413	—	0	6,952,413
Other Regions (a)	35,081,719	—	—	35,081,719
OTHER
Africa/Middle East	82	—	0	82
Asia/Pacific	590,305	19,475	—	609,780
Europe	3,406,720	—	745	3,407,465
North America	20,390,664	495	0	20,391,159
Other Regions (a)	804,284	—	—	804,284
Total Common Stocks	125,583,515	179,574	1,081	125,764,170
Rights (a)	—	—	0	0
Warrants (a)	—	1,035,711	—	1,035,711
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$125,583,515	$1,215,285	$1,081	$126,799,881

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$—	$—	$—	$(121)	$—	$—	$347	$—	$226	$(121)
North America	110	—	—	—	—	—	—	—	110	—
WIRELESS TELECOMMUNICATIONS SERVICES
Latin America	0	—	—	—	—	—	—	—	0	—
OTHER
Africa/Middle East	—	—	—	—	0	—	—	—	0	—
Europe	—	—	—	(687)	1,432	—	—	—	745	(687)
North America	1,582	—	—	—	—	—	—	(1,582)	0
Total Common Stocks	1,692	—	—	(808)	1,432	—	347	(1,582)	1,081	(808)
Rights:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	—	—	—	—	0	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$1,692	$—	$—	$(808)	$1,432	$—	$347	$(1,582)	$1,081	$(808)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Concentration Risks.  The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, expired capital loss carryforwards, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $6,733 and decrease accumulated net realized loss on investments and foreign currency transactions by $2,662,179, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income	$2,973,603	$2,789,088

Total distributions paid	$2,973,603	$2,789,088

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(7,871,572)
Undistributed ordinary income	6,116
Net unrealized appreciation on investments and foreign currency translations	15,825,640

Total	$7,960,184

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholder. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$3,314,655
Capital Loss Carryforward Available through 2016	250,132
Capital Loss Carryforward Available through 2017	4,306,785

Total Capital Loss Carryforwards	$7,871,572

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $9,242,174 and $2,667,965 of capital loss carryforwards expired for the Fund.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$110,977,019	$38,985,075	$(23,162,213)	$15,822,862

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $6,635,382 and $24,549,977, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $14,250 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $1,515 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011, borrowings outstanding under the line of credit amounted to $2,713,000.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2011 was $255,732 with a weighted average interest rate of 1.41%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $2,713,000.

8.  Capital Stock.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $1,617 and ($131), respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	594,920	$12,571,285	666,415	$12,512,680
Shares issued upon reinvestment of distributions	150,288	2,756,275	127,366	2,598,261
Shares redeemed	(1,635,082)	(33,331,844)	(1,542,428)	(29,210,845)

Net decrease	(889,874)	$(18,004,284)	(748,647)	$(14,099,904)

Class A
Shares sold	43,102	$915,987	44,347	$832,442
Shares issued upon reinvestment of distributions	1,388	25,449	1,192	24,308
Shares redeemed	(63,737)	(1,365,474)	(33,811)	(668,752)

Net increase/(decrease)	(19,247)	$(424,038)	11,728	$187,998

Class B
Shares issued upon reinvestment of distributions	8	$141	19	$370
Shares redeemed	(1,568)	(31,469)	(1,827)	(34,228)

Net decrease	(1,560)	$(31,328)	(1,808)	$(33,858)

Class C
Shares sold	9,017	$185,261	16,520	$309,349
Shares issued upon reinvestment of distributions	592	10,550	404	8,018
Shares redeemed	(7,775)	(161,451)	(8,298)	(151,682)

Net increase	1,834	$34,360	8,626	$165,685

Class I
Shares sold	10,809	$224,516	8,880	$170,254
Shares issued upon reinvestment of distributions	724	13,274	405	8,238
Shares redeemed	(4,520)	(91,028)	(10,631)	(200,936)

Net increase/(decrease)	7,013	$146,762	(1,346)	$(22,444)

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GAMCO Global Telecommunications Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

GAMCO Global Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GAMCO Global Telecommunications Fund, one of the series constituting GAMCO Global Series Funds, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2012

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2011, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.  The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance.  The Independent Board Members reviewed the short, medium, and long-term performance of the Fund against a peer group of global telecommunications funds, noting that the Fund’s performance was in the lowest quartile in its peer group for the one and three year periods and was average for the five year period.

Profitability.  The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that affiliated brokers received distribution fees and minor amounts of sales commissions.

Economies of Scale.  The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale.  The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons.  The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of telecommunication funds and noted that the Adviser’s advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratio was above average and the Fund’s size was below average within this group. The Board Members compared the advisory fee with the fees for other funds managed by the Adviser and considered fees charged by an affiliated adviser for general equity institutional accounts and unregistered funds.

Conclusions.  The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was satisfactory. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment advisory agreement to the full Board.

The GAMCO Global Telecommunications Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Telecommunications Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1993	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

John D. Gabelli Director Age: 67	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 72	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 76	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—
Arthur V. Ferrara Director Age: 81	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
Werner J. Roeder, MD Director Age: 71	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 77	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Director Age: 66	Since 2004	29

Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)

Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

The GAMCO Global Telecommunications Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.446, $0.442, $0.229, $0.302, and $0.502 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended December 31, 2011, 30.21% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. Also for the year 2011, the Fund passed through foreign tax credits of $.081 per share to Class AAA, Class A, Class B, Class C, and Class I.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you.  This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass)
Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass)
Team Managed

MICRO-CAP

GAMCO Westwood
Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)
Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass) Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers: Charles L. Minter    Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC,

One Corporate Center, Rye, NY 10580.

GAMCO Global Series Funds, Inc.

The GAMCO Global

Telecommunications Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer

Cerutti Consultants, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q411AR

The

GAMCO

Global

Telecommunications

Fund

ANNUAL REPORT

DECEMBER 31, 2011

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,000 for 2010 and $88,000 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,400 for 2010 and $12,800 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,400 for 2010 and $59,100 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.